As filed with the Securities and Exchange Commission on May 24, 2005

1933 Act File No. 333-123552

1940 Act File No. 811-21734

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 2

PIMCO Global StocksPLUS & Income Fund

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(212) 739-3369

(Registrant’s Telephone Number, including Area Code)

Newton B. Schott, Jr.

c/o Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

Joseph B. Kittredge, Jr., Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, par value $.00001	11,000,000 Shares	$25.00	$275,000,000	$32,367.50

(1)	Estimated solely for purposes of calculating the registration fee.

(2)	$2.94 of which was previously paid in connection with the initial filing filed on March 24, 2005.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated May 28, 2005

PROSPECTUS

                         Shares

PIMCO Global StocksPLUS® & Income Fund

Common Shares

$25.00 per Share

Investment Objective.    The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies.    The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia, Far East Index (the “MSCI EAFE Index”). The Fund’s initial equity market exposure will be weighted approximately equally between the S&P 500® Index and the MSCI® EAFE® Index. The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums (the “Index Option Strategy”) which may limit the Fund’s gains from increases in the S&P 500 Index. Substantially all of the Fund’s assets ordinarily will be invested in a portfolio (the “Debt Portfolio”) of income-producing debt securities and debt-related derivative securities. Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), the Fund’s portfolio manager, actively manages the Debt Portfolio using its top down short-term (cyclical) and longer-term (secular) economic outlook in an effort to generate income and capital appreciation beyond that obtained from the Fund’s equity index exposure. The Debt Portfolio may generate income and gains sufficient to support distributions even in situations when the Fund is experiencing a decline in net asset value.

Exposure to foreign securities involves special risks, including foreign currency risk and the risk that the securities may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Under certain circumstances, generally in a market in which the value of both equity securities and debt securities are declining, the Fund may experience substantial losses.

No Prior History.    Because the Fund is newly organized, the Fund’s common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for the investors purchasing shares in the initial public offering. The Fund has applied for listing of the common shares on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “PGP.”

(continued on following page)

Investing in the Fund’s common shares involves certain risks. See “Risks” beginning on page 49 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 17 of this prospectus.

	Per Share	Total
Public offering price	$25.00	$
Sales load	$1.125	$
Estimated offering expenses(1)	$.05	$
Proceeds to the Fund	$23.825	$

(1)	Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

The underwriters also may purchase up to an additional              common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments, if any.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about             , 2005.

Merrill Lynch & Co.	Citigroup	A.G. Edwards
Advest, Inc.	Robert W. Baird & Co.	H&R Block Financial Advisors, Inc.
Ferris, Baker Watts Incorporated	RBC Capital Markets	Stifel, Nicolaus & Company Incorporated
Wedbush Morgan Securities		Wells Fargo Securities

The date of this prospectus is             , 2005.

(continued from previous page)

Credit Quality.    The Fund considers securities to be investment grade if they are rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably by Dominion Bond Rating Service Limited (“Dominion”), or unrated but judged by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in debt securities that are of below investment grade quality, including emerging market securities, but will not invest in securities that are, at the time of purchase, not rated at least B- by one of the agencies rating the security or that are unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and commonly are referred to as “high yield” securities or “junk bonds” and even securities in the lowest investment grade have speculative characteristics.

Portfolio Contents.    Under normal circumstances, the Fund will invest in equity index derivative instruments that have economic characteristics similar to U.S. and non-U.S. common stocks and that provide equity index exposure at least equal to 80% of the Fund’s net assets (plus any borrowings for investment purposes). The Fund ordinarily expects to maintain equity index exposure equal to approximately 100% of its net assets (initially approximately 50% U.S. and 50% non-U.S). Thereafter, those percentages are expected to vary. The Fund’s exposure to appreciation of the S&P 500 Index may be limited by the Fund’s Index Option Strategy. Also, the Fund’s return from equity swaps may be less tax efficient than from common stocks. The Fund will employ its Index Option Strategy by writing (selling) call options on the S&P 500 Index and on futures on the S&P 500 Index. The Fund may (but is not required to) purchase put options relating to the S&P 500 Index in an effort to protect against significant U.S. equity declines. The Fund’s Debt Portfolio, which backs the Fund’s equity index derivative positions, normally will consist of income-producing debt securities having varying maturities and debt-related derivatives (including interest rate derivatives), and will have a low average portfolio duration (one to three years). The Fund will actively manage the Debt Portfolio’s duration and yield curve exposure, in part through the use of interest rate derivatives whose notional amounts under current market conditions are expected to be a multiple of the Fund’s total net assets. See “Investment Objective and Strategies—Portfolio Management Strategies.”

Although it has no current intention to do so, the Fund may issue preferred shares or otherwise leverage its portfolio up to 38% of the Fund’s total assets. See “Leverage and Borrowings.” The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. See “Investment Objective and Strategies—Portfolio Contents and Other Information.”

You should read this prospectus before deciding whether to invest. This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should retain the prospectus for future reference. As described below, additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. A Statement of Additional Information, dated             , 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 76 of this prospectus. You may request a free copy of the Statement of Additional Information, or the Fund’s annual or semi-annual reports to shareholders (when they become available), by writing to the Fund at 1345 Avenue of the Americas, New York, New York 10105, by accessing the following website (http://www.allianzinvestors.com), or by calling the following toll-free number: (877) 819-2224. The Fund will no longer distribute copies of the Statement of Additional Information upon the closing of the common share offering, typically 45 days from the closing of the initial offering. You may also call this toll-free number to request other information about the Fund or to make shareholder inquiries. You may also obtain the Fund’s Statement of Additional Information, information incorporated by reference into the Fund’s registration statement and other information regarding the Fund from the Securities and Exchange Commission’s Web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You also should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	PIMCO Global StocksPLUS & Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering

The Fund is offering              common shares of beneficial interest, with a par value of $.00001 per share, at $25.00 per share through a group of underwriters (the “Underwriters”) led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). You must purchase at least 100 common shares ($2,500). The Fund has given the Underwriters an option to purchase up to              additional common shares to cover orders in excess of              common shares. See “Underwriting.” Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

Investment Objective and Strategies

Investment Objective.    The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. See “Portfolio Contents.” Currently, it is expected that the U.S. market exposure will be obtained using futures on the S&P 500 Index and that the non-U.S. market exposure will be obtained using swaps on the MSCI EAFE Index. The Debt Portfolio may generate current income and gains sufficient to support monthly distributions even in situations when the Fund is experiencing a decline in net asset value.

The Fund cannot assure you that it will achieve its investment objective.

The Fund will employ its Index Option Strategy by writing (selling) call options on the S&P 500 Index such that the underlying value of the index upon which calls have been written does not exceed the value of the Fund’s exposure to U.S. equities—i.e., initially approximately 50% of the Fund’s net assets. The Fund may write unlisted (“over-the-counter”) options or listed options.

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The Fund may (but is not required to) purchase put options on the S&P 500 Index in an effort to protect against significant market declines affecting the Fund’s U.S. equity exposure.

Asset Allocation and Periodic Rebalancing.    The Fund’s equity index exposure initially is expected to be approximately 50% U.S. and 50% non-U.S. The Fund’s equity index exposure will be rebalanced on a periodic basis (so that the U.S. and non-U.S. equity index exposure each will represent approximately 50%). It is anticipated that each periodic rebalancing will coincide with the settlement of certain relevant derivatives. Currently, it is anticipated that the Fund’s equity exposure will be rebalanced every 12 to 15 months. These periodic rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (including short-term capital gains) realized by the Fund on which shareholders pay tax. Although the portfolio will be rebalanced periodically, it is expected that the relative percentage of the Fund’s equity derivatives exposure represented by U.S. and non-U.S. equity index exposure will vary during interim periods in relation to market fluctuations and other factors. Therefore, the Fund’s assets attributable to U.S. and non-U.S. equity index exposure may be materially higher or lower than the initial 50%/50% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly.

Portfolio Management Strategies

Equity Derivatives Strategies.    The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the S&P 500 Index (i.e., the U.S. equity exposure) and the MSCI EAFE Index (i.e., the non-U.S. equity exposure). In the case of equity index swaps and futures contracts, the Fund should receive a return that approximates the total return (price appreciation or depreciation plus dividends) of the relevant index while bearing implicit or explicit interest and transactional costs. In the case of swap agreements on the MSCI EAFE Index, returns will be increased by any dividends less certain tax withholdings. Any increase in returns attributable to dividends will not be eligible for treatment by holders of common shares (“Common Shareholders”) as “qualified dividend income” and the Fund will not be able to recover any withholding taxes on foreign dividends reflected in the return thereon. See “Tax Matters.” The Fund also may invest in common stocks, other equity instruments and other types of derivative instruments, such as options contracts and options on futures contracts, to gain equity exposure. In implementing the Fund’s derivatives strategies, PIMCO uses a variety of techniques designed to minimize transaction costs and to provide greater investment flexibility, such as utilizing multiple derivative counterparties, negotiating the terms of derivative instruments in which the Fund invests and analyzing the costs associated with different derivative instruments.

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The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. While the Fund initially will have 50% U.S. equity index exposure, the Fund’s Index Option Strategy may limit the Fund’s participation in increases in U.S. equity markets. Similarly, the Fund’s purchases of put options on the S&P 500 Index are designed to mitigate the Fund’s losses in periods when the U.S. equity markets are declining significantly.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of the date of this prospectus, total return swaps based on the MSCI EAFE Index would give the Fund exposure to issuers of equities in 21 developed countries outside the United States and Canada. The Fund will seek to maintain exposure to non-U.S. equity markets even when the MSCI EAFE Index is declining. Similarly, the Fund does not currently intend to hedge the foreign currency risk associated with its exposure to non-U.S. equities. Although it has no current intention to do so, the Fund reserves the flexibility to change its U.S. and non-U.S. benchmark indexes and related derivatives strategies.

Global Debt Securities Selection / Dynamic Allocation Strategy.    The Fund’s Debt Portfolio will back the Fund’s equity index positions and will consist of income-producing debt securities having varying maturities and debt-related derivatives securities, including but not limited to interest rate swaps and other interest rate derivatives. PIMCO actively manages the Debt Portfolio using its top down short-term (cyclical) and longer-term (secular) economic outlook and strategies that focus on credit quality analysis, diversification, yield management, duration management and other risk management techniques. PIMCO employs for the Fund a dynamic and active approach to sector rotation among debt securities and debt-related derivatives markets based on its assessment of relative value and credit trends. With PIMCO’s global macroeconomic analysis as the basis for top-down investment decisions, the Fund has the flexibility to allocate its assets among a broad spectrum of mortgage-related, government, corporate and other income-producing debt securities of U.S. and non-U.S. (including emerging market) issuers and debt-related derivative securities including but not limited to interest rate swaps, forwards and futures, and credit default swaps. The relative value assessment within credit sectors will draw on PIMCO’s regional and sector specialist expertise. PIMCO will employ a disciplined credit approach driven by fundamental, independent research.

Fund Current Distribution Strategies.     The Fund’s current distributions are expected to be derived from income and gains generated by the Debt Portfolio. It currently is anticipated that the Fund’s monthly distributions will be generated by the Debt Portfolio and will include both interest and payments (characterized as gain for

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financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives, arising primarily from differences between short-term and long-term interest rates, and forming part of the Fund’s duration and yield curve active management strategies (“the Yield Differential Strategy”). In the event that long-term interest rates are higher than short-term interest rates, for example, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. In such a case, any net payment to the Fund would be characterized as a gain for financial accounting purposes and as ordinary income for tax purposes. The Fund generally will not include in its monthly distributions any gain that is derived from gains that are characterized as long-term capital gain for tax purposes (and is limited in its ability to do so by the Investment Company Act of 1940, as amended (the “1940 Act”)). The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates and the Fund’s current investment strategies. (The notional amount of a derivative is the hypothetical underlying quantity upon which interest rate or other payment obligations are computed.) While the yield curve (a graph of bond yields available at a given moment in time) generally slopes upward (indicating that long-term interest rates are higher than short-term interest rates), there can be no assurance that this always will be the case, and it is anticipated that the slope of the yield curve will vary to a significant degree across different market environments. In market environments in which the differences between short-term, intermediate-term and long-term interest rates are smaller than is typically the case (a flatter yield curve environment), the Fund may increase the notional exposure of its interest rate derivative positions. Under current market conditions, it is anticipated that the notional exposure of interest rate derivatives in the Debt Portfolio will be a multiple of the Fund’s total net assets. The Fund’s income- and gain-generating strategies may generate current income and gains sufficient to support monthly distributions even in situations when the Fund has experienced losses, including losses due to adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. The Fund is required to identify any portion of its monthly distributions that are characterized as gains (for financial accounting purposes) or that otherwise are derived from any sources other than net income.

Index Option Strategy.    In implementing the Fund’s Index Option Strategy, PIMCO will sell (“write”) call options on the S&P 500 Index and on futures contracts on the S&P 500 Index. PIMCO does not intend to write index call options when the underlying notional value of the index call option positions exceeds the Fund’s net U.S. equity

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exposure—initially approximately 50% of the Fund’s net assets (i.e., the Fund will not write “naked” positions). The index option writing strategy is designed to produce gains from index option premiums.

Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the “strike price”) at or until a specified future date (the “expiration date”). Index options can be either “European style,” meaning that the options may be exercised only on the expiration date, or “American style,” meaning that the options may be exercised at any time up to and including the expiration date. For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of sale.

As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price on the exercise date. If the purchaser exercises the equity index call option sold by the Fund, the Fund would pay the purchaser the positive difference, if any, between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PIMCO may cause the Fund to repurchase an equity index call option prior to its exercise date, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund. The Fund expects that it normally will write call options whose terms to expiration range from one month to one year, although the Fund may write call options with both longer and shorter terms. PIMCO ordinarily will not write call options on individual equity securities, but may write call options on exchange-traded funds and other similar instruments designed to correlate with the performance of the underlying equity index.

Equity index call options differ from options on individual securities in that (i) the exercise of an index call option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index call options reflect price fluctuations in an index comprised of multiple securities rather than price fluctuations in a single common stock. PIMCO will actively manage the Fund’s index option positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return.

The Fund generally will write equity index call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money index call options are options with a strike price above the current cash value of the index and at-the-money index call options are options with

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a strike price approximately equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund potentially to benefit from limited appreciation in the Fund’s equity index positions up to the price level represented by the strike price. The Fund generally will write out-of-the-money equity index call options with strike prices no more than 10% higher than the cash value of the index at the time of sale. The Fund reserves the flexibility to write equity index call options that are more or less out-of-the-money as it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to write equity index call options that are “in-the-money.” In-the-money index call options are options with a strike price below the current cash value of the index. The Fund may write in-the-money equity index call options in which the strike price is not materially lower than the cash value of the index. When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index may rise above the strike price of the option), thereby increasing the likelihood that the options could be exercised and that the Fund could be forced to pay the amount of appreciation over the strike price of the option upon expiration.

In addition to writing call options, the Fund also may purchase put options on the S&P 500 Index and on futures on the S&P 500 Index. As the purchaser of a put option, the Fund pays a premium and has the right to receive a cash payment from the seller of the option in the event the contract value of the relevant index is below the exercise price of the put option. The Fund ordinarily would realize a gain from the put option position if (i) the value of the index upon the exercise of the option is below the exercise price of the put option such that the difference more than covers the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. PIMCO will cause the Fund to purchase put options in an effort to protect against significant market declines affecting the U.S. equity markets as measured by the S&P 500 Index. However, because the Fund generally will purchase put options that are “out-of-the-money,” the Fund will not be fully covered against any market decline. A put option is out-of-the-money when its exercise price is less than the cash value of the relevant market index or security. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

In addition to listed options, the Fund may write and purchase unlisted (“over-the counter”) options, which are not originated and standardized by the Options Clearing Corporation (the “OCC”) or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange). Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The

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counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as positions being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with listed options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

Credit Quality.    The Fund normally will attempt to maintain in its Debt Portfolio debt securities with an average credit quality that is at least investment grade (i.e., rated at least Baa3 by Moody’s, BBB- by S&P or Fitch, or a comparable rating by Dominion, or unrated but judged by PIMCO to be of comparable quality). The Fund has the flexibility to invest up to 30% of its total assets in debt securities that are of below investment grade quality, but will not invest in securities that are, at the time of purchase, not rated at least B- by one of the agencies rating the security or that are unrated but judged by PIMCO to be of comparable quality. Average credit quality for these purposes is determined by reference to the credit quality and dollar-weight of debt obligations in the Fund’s portfolio. For example, using Moody’s ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. If a security is rated differently by two or more rating agencies, the Fund will make these determinations using the highest rating for a particular security provided by the various ratings agencies. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and commonly are referred to as “high yield” securities or “junk bonds.” Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics. See “Risks—Credit Risk/High Yield Risk.”

Independent Credit Analysis.    PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt securities and counterparties to swaps and other derivative instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that offer attractive yields relative to PIMCO’s assessment of their credit characteristics.

Duration.    The debt securities in which the Fund will invest ordinarily will have a low average portfolio duration (one to three years), although it may be longer or shorter at any time or from time to time based on PIMCO’s forecast for interest rates and other factors. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to a change in interest rates.

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Non-Diversified Fund.    The Fund will be “non-diversified” in that it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” See “Risks—Issuer Non-Diversification Risk.”

Portfolio Contents.    Under normal circumstances, the Fund will invest in equity index derivative instruments that have economic characteristics similar to U.S. and non-U.S. common stocks and that provide equity index exposure in an amount at least equal to 80% of the Fund’s net assets (plus any borrowings for investment purposes). The Fund ordinarily expects to maintain equity index exposure equal to approximately 100% of its net assets (initially approximately 50% U.S. and 50% non-U.S. although the Fund’s Index Option Strategy may limit the Fund’s gains from increases in the S&P 500 Index). The Fund’s equity index positions will include, but will not be limited to, total return swaps and futures contracts. Currently, it is expected that the U.S. market exposure will be obtained using futures on the S&P 500 Index and that the non-U.S. market exposure will be obtained using swaps on the MSCI EAFE Index. In order to collateralize its equity index derivative instruments, substantially all of the Fund’s assets ordinarily will be invested in the Debt Portfolio and other securities and instruments described below. The Fund normally will have exposure to investments that are tied economically to at least three countries other than the United States. As of the date of this prospectus, total return swaps based on the MSCI EAFE Index would give the Fund exposure to issuers of equities in 21 developed countries outside the United States and Canada. The Fund ordinarily does not intend to hedge the foreign currency exposure associated with its non-U.S. equity position, but reserves the flexibility to do so depending upon market conditions and other factors.

The Fund’s policy of investing in equity index derivative instruments that have economic characteristics similar to U.S. and non-U.S. common stocks and that provide equity index exposure in an amount at least equal to 80% of the Fund’s net assets (plus any borrowings for investment purposes) is not considered to be fundamental by the Fund, and can be changed without a vote of the Fund’s shareholders. The policy may be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to the Fund’s shareholders.

It is anticipated that the equity index swaps and futures contracts will provide the Fund with a return that approximates the total return (price appreciation or depreciation plus dividends) of the relevant index while the Fund bears the implicit or explicit interest and transactional costs of exposure to the index. The Fund’s exposure to appreciation of the S&P 500 Index may be limited by the Fund’s Index Option Strategy. In the case of the MSCI EAFE Index, anticipated returns include dividends less certain tax withholdings. See “Tax Matters.” The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The MSCI EAFE Index is a free float-adjusted

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market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Fund is neither sponsored by nor affiliated with either index. The Fund will seek to maintain its exposure to equity markets even when the indexes are declining. The Fund also may invest directly in common stocks and other equity securities based on PIMCO’s assessment of market conditions and other factors (for example, during periods when equity derivatives appear to be overvalued or illiquid). The S&P 500 Index encompasses issuers with market capitalizations within a range from $570 million to $382 billion. As of March 31, 2005, the median market capitalization of companies in the S&P 500 Index was approximately $10.13 billion. No data is readily available regarding the market capitalization range of issuers encompassed within the MSCI EAFE Index. As of March 31, 2005, the average market capitalization of companies in the MSCI EAFE Index was approximately $8.35 billion. Although it has no current intention to do so, the Fund reserves the flexibility to change its U.S. and non-U.S. benchmark indexes and related derivatives strategies.

Substantially all of the Fund’s assets ordinarily will be invested in the Debt Portfolio to back the Fund’s equity index positions. The Debt Portfolio ordinarily will have a low average portfolio duration (one to three years). The types of debt securities (and related instruments) in which the Fund may invest include mortgage-related and other types of asset-backed securities issued on a public or private basis; government securities, including U.S. Government securities, sovereign debt and other obligations of non-U.S. governments or their sub-divisions, agencies and government sponsored enterprises, and obligations of international agencies and supranational entities, as well as municipal securities; bonds, debentures, notes, and other debt securities of U.S. and non-U.S. corporations and other issuers, issued publicly or through private placements, including convertible securities and commercial paper, event-linked securities, inflation-indexed bonds, payment-in-kind securities, zero-coupon bonds, Senior Loans and other bank loans (secured or unsecured) and loan participations, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund also may invest in preferred stock, structured notes and other hybrid instruments, credit-linked trust certificates, delayed funding loans, revolving credit facilities and real estate investment trusts (REITs), and may use credit default swaps, other debt-related derivatives, interest rate swaps, forwards, futures and other interest rate derivatives. The rate of interest on the Fund’s debt security investments may be fixed, floating or variable. The Fund may invest in debt securities issued by companies with small and medium market capitalizations.

The Fund will actively manage the duration and yield curve exposure of the Debt Portfolio, in part through the use of a variety of interest rate derivatives, including but not limited to interest rate swaps, forwards and futures. These interest rate derivatives also may be used for other

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investment or risk management purposes, including to provide synthetic exposure to fixed or floating rate debt instruments, and to attempt to generate current income and gains. It currently is anticipated that the duration and yield curve active management strategies using interest rate derivatives will result in the generation of payments arising primarily from differences between short-term and long-term interest rates. These payments will be characterized as gain for financial accounting purposes and as ordinary income for tax purposes. In the event that long-term interest rates are higher than short-term interest rates, for example, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating return as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates, and the Fund’s current investment strategies. Under current market conditions, it is anticipated that the notional exposure of the interest rate derivatives in the Debt Portfolio will be a multiple of the Fund’s total net assets.

The Fund may invest without limit in foreign debt securities (including securities denominated in foreign currencies), and may invest up to 30% of its total assets in debt securities of issuers that are economically tied to emerging market countries. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its debt securities to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 30% of its total assets in senior floating-rate loans (“Senior Loans”) made to corporations, partnerships and other business entities. Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as the London InterBank Offered Rate (“LIBOR”)) plus a premium. Senior Loans generally hold the most senior position in the capital structure of a borrower and often are secured with collateral, but may be of below investment grade quality and involve significant credit risk.

Leverage and Borrowings

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage). See “Leverage and Borrowings.” The Fund also may enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. To the extent that the Fund uses leverage, it would seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

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Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Fund’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000 as a subsidiary successor of a business originally organized in 1987, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. As of March 31, 2005, the Manager had approximately $39.2 billion in assets under management. Allianz Global Investors of America L.P. is the direct parent company of PA Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2005, Allianz Global Investors of America L.P. and its subsidiaries, including PIMCO, had approximately $552 billion in assets under management.

The Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund’s portfolio investments. See “Portfolio Manager.”

Portfolio Manager

PIMCO will serve as the Fund’s sub-adviser responsible for managing the Fund’s portfolio investments, and is sometimes referred to herein as the “portfolio manager.” Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2005, PIMCO had approximately $463 billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO’s services.

Distributions

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to derive substantially all of its monthly dividends from the following sources during its fiscal year: (i) interest income generated by the Fund’s Debt Portfolio; and (ii) gain (characterized as ordinary income for tax purposes) generated by interest rate swaps and other

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derivative strategies used as part of the Debt Portfolio’s Yield Differential Strategy. Any distributions derived from gains, if any, from net index option premiums, equity index derivatives and/or the sale of portfolio securities, as reduced by capital losses from such transactions, the Yield Differential Strategy and equity index derivatives, generally will be distributed once a year. Any gain or loss in equity index derivatives will reflect the change in value of the index underlying the derivative after subtracting the cost to the Fund of the derivative. Monthly distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. Also, the Fund’s strategies may generate return sufficient to support monthly distributions even in situations when the Fund has experienced losses, including losses due to adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s Debt Portfolio, or arising from its use of derivatives. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable laws, absent an exception, a notice will accompany each monthly distribution stating the extent to which the distribution is derived from gain or any other sources other than net income (as determined under financial accounting principles).

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains at least annually.) The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of the relevant fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains generally would be treated as a tax-free return of capital up to the amount of a Common Shareholder’s tax basis in his shares, with any amounts exceeding such basis treated as gain from the sale of shares. The Yield Differential Strategy is designed to actively manage the duration of the Debt Portfolio and/or to provide synthetic exposure to fixed or floating rate debt instruments, and to also generate current, distributable income without regard to possible declines in the Fund’s net asset value. Consequently, Common Shareholders may receive distributions and owe tax at a time when their investments in the Fund have declined in value. Also, the tax treatment of derivatives is generally unclear. Any recharacterization of payments made or received by the Fund pursuant to derivatives, including those used as part of the Yield Differential Strategy, potentially could affect the amount, timing or character of Fund distributions. See “Tax Matters.”

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As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s distribution policy could change. Over time, the Fund intends to distribute all or substantially all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. See “Tax Matters.”

Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.” Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Listing	The Fund has applied for listing of the common shares on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “PGP.” See “Description of Shares.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as custodian of the Fund’s assets. PFPC Inc. will serve as the Fund’s transfer and dividend disbursement agent. See “Custodian and Transfer Agent.”

Market Price of Shares

Shares of closed-end investment companies frequently trade at prices lower than net asset value. The Fund cannot assure you that the common shares will trade at or above the Fund’s net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” The market price of the common shares may be influenced by such factors relating to the Fund or its portfolio holdings as general market and economic conditions, and particularly those affecting U.S. and non-U.S. equity markets and global debt securities markets, conditions affecting individual issuers, the Fund’s dividend levels (which in turn are affected by expenses), net asset value, portfolio credit quality, relative demand for and supply of the common shares in the market and other factors. See “Risks,” “Description of Shares” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus, and “Repurchase of Common Shares; Conversion to Open-End Fund”

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in the Statement of Additional Information. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations

The following describes the principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Risks” in this prospectus and under “Investment Objective and Policies” in the Statement of Additional Information.

Newly Organized. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment at the Time of Initial Offering Risk.    Initial investments in the Fund at the time of offering are subject to a sales load and offering costs. There is no guarantee that the Fund will generate sufficient return to recoup the sales load and the offering costs.

Equity Securities and Related Market Risk.    The Fund ordinarily expects to maintain equity index exposure equal to approximately 100% of its net assets. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally and particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Foreign (Non-U.S.) Investment Risk.    The Fund expects to maintain synthetic and actual exposure to non-U.S. common stocks and other equity securities. In addition, the Fund may invest a substantial portion of its net assets in foreign debt securities, including securities denominated in foreign currencies. The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities usually are not subject to the same degree of regulation as U.S. issuers. Reporting,

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accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments or exposure to investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a concentrated geographic area such as Europe or Asia, the Fund generally will have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

The Fund may have substantial investments in sovereign debt issued by foreign governments, their agencies or instrumentalities or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there generally are no bankruptcy or other reorganization proceedings similar to those in the United States by which defaulted sovereign debt may be collected.

Foreign Currency Risk.    The Fund’s investments in or exposure to foreign (non-U.S.) currencies or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad. The Fund ordinarily does not intend to hedge its exposure to foreign currencies obtained through investments in foreign equities or through its use of swap agreements on the MSCI EAFE Index or other derivative instruments relating to non-U.S. equities, and may determine not to hedge its exposure (or any portion thereof) to foreign currencies obtained through its investments in foreign debt securities. As a result, the Fund ordinarily will have substantial exposure to foreign currency risk.

Emerging Markets Risk.    The Fund may invest up to 30% of its total assets in debt securities of issuers that are economically tied to emerging market countries. Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These

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heightened risks include: (i) greater risks of expropriation, confiscatory taxation and nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Derivatives Risk.    The Fund ordinarily will enter into swap agreements, futures contracts and/or other derivative instruments that provide U.S. and non-U.S. equity index exposure equal to approximately 100% of its net assets (initially approximately 50% U.S. and 50% non-U.S.) The Fund also may utilize, as part of the Yield Differential Strategy or otherwise, a variety of other derivative instruments with respect to securities, interest rates, currencies or other assets for investment or risk management purposes including, but not limited to, other swap agreements (including credit default swaps), options, futures contracts, options on futures contracts and short sales. The Fund also may have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund also may utilize derivatives to manage duration, for other investment or risk management purposes or to add leverage to its portfolio.

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate risk, credit risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund’s use of derivatives that give rise to leverage will create related risks for the Fund, including in circumstances when offsetting derivatives positions do not behave in relation to one another as expected. See “Leverage Risk.”

Counterparty Risk.    The Fund will be subject to credit risk with respect to counterparties to swap agreements and other derivative contracts entered into by the Fund or held by special purpose or structured vehicles, as well as counterparties to Senior Loans and other debt securities in which the Fund invests. This is a principal risk because the Fund currently anticipates achieving its exposure to the equity markets and executing its Yield Differential Strategy through over-the-counter derivatives contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Interest Rate Risk.    Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s Debt Portfolio will decline in value because of increases in market interest rates. The Fund will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent the Fund invests in mortgage-backed securities or other debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. See “Mortgage-Related and Asset-Backed Securities Risk.” Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. Rising interest rates also may have an adverse affect on equity markets or issuers. In addition, the Yield Differential Strategy generally depends upon there being a difference between short-term interest rates and longer term interest rates. As that difference gets smaller, the Fund would need to increase its notional exposure to interest rate derivatives in order to generate the same income for the Fund.

Credit Risk/High Yield Risk.    Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or the borrower experiences an actual or perceived decline in its financial status. The Fund normally will attempt to maintain a portfolio of debt securities with an average credit quality that is investment grade (i.e., rated at least Baa3 by Moody’s, BBB- by S&P or Fitch or a comparable rating by Dominion, or unrated but judged by PIMCO to be of comparable quality). However, the Fund has the flexibility to invest up to 30% of its total assets in debt securities that are of below investment grade quality. The Fund will not invest in securities that are, at the time of purchase, rated below B- by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are commonly referred to as “high yield” securities or “junk bonds” and are predominantly speculative with respect to the issuer’s capacity to pay interest and to repay principal when due, and therefore involve a greater risk of default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics. The prices of these lower grade obligations generally are more volatile and sensitive to actual or perceived negative developments, such as a decline in the revenues of issuers or borrowers or a general economic downturn, than are the prices of higher grade securities. It is expected that a substantial portion of the Senior Loans in which the Fund invests will be of below investment grade quality. Although these Senior Loans often will be secured by collateral, there can be no assurance that liquidation of any such collateral would satisfy

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the borrower’s obligation in the event of default or that such collateral could be liquidated readily. Because the Fund invests in below investment grade debt securities, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. See “Investment Objective and Strategies—High Yield Securities (“Junk Bonds”)” and “Risks—Credit Risk/High Yield Risk” for additional information. As described under “Counterparty Risk,” the Fund also will have substantial credit risk with respect to its counterparties to derivatives contracts and other investments.

Mortgage-Related and Asset-Backed Securities Risk.    The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Index Options Risk.    There are various risks associated with the Fund’s Index Option Strategy. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price up through the expiration date upon exercising the option. Therefore, as the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the equity securities and other equity exposure held by the Fund with respect to which the option was written above the sum of the premium and the strike price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the market value of the Fund’s equity securities and/or other equity exposure decline.

In addition, a decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

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There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, even one that is a listed option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with listed options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. See “Over-the-Counter Options Risk.”

The hours of trading for options may not conform to the hours during which equity derivatives or equity securities held by the Fund are traded. To the extent that the options markets close before the markets for those equity or equity-related securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Fund’s options transactions will be subject to limitations established by any exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Manager, PIMCO or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

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Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the contract value of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

Over-the-Counter Options Risk.    As described above, the Fund may write and purchase over-the counter options, which differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as positions being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with listed options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Earnings Risk.    The monthly distributions Common Shareholders receive from the Fund will derive from returns generated by the Fund’s Debt Portfolio, including the Yield Differential Strategy. These returns can vary widely over the short and long term. Please see “Distributions” for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Government-Sponsored Enterprises Risk.    The Fund may invest in debt securities issued or guaranteed by certain U.S. government-sponsored enterprises. Certain of these enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, other government-sponsored enterprises (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks) are not backed by the full faith and credit of the U.S. government. Such enterprises are supported only by the discretionary authority of the U.S. government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation each have been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by these agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or to guarantee securities, particularly in

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connection with highly leveraged transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

Market Discount Risk.    As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If the Fund’s common shares are sold by an investor, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering. common shares are designed for long-term investors and should not be treated as trading vehicles.

Issuer Risk.    The value of a security may decline for a number of reasons that relate directly to the issuer or borrower, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Issuer Non-Diversification Risk.    The Fund is a “non-diversified” investment company. Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified,” such as the Fund, may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds, such as the Fund, that may invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund will be subject to a relatively high level of management risk because the Fund employs the Index Option Strategy and the Yield Differential Strategy and invests in derivative instruments, Senior Loans and other investments that may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.

Leverage Risk. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to

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engage in borrowings to add leverage to its portfolio. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage). The Fund also may enter into transactions that include, among others, reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage.

The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under these transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged. The Fund’s use of leverage would create the opportunity for increased common share net income and gains, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on common shares.

Because the fees received by the Manager and by PIMCO are based on the total managed assets of the Fund (including assets attributable to any preferred shares or borrowings that may be outstanding or to any repurchase agreement, dollar roll or similar financial leveraging transaction), the Manager and PIMCO have a financial incentive for the Fund to issue preferred shares or to utilize borrowings, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Smaller Company Risk.    The general risks associated with investments in equity or debt securities are particularly pronounced if they are issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk.

Reinvestment Risk.    Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from prepaid, matured, traded or called debt obligations at market interest rates that are below the current earnings rate on those obligations. A decline in income could affect the common shares’ market price or their overall return.

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Deflation/Inflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers or counterparties and may make issuer or counterparty default more likely, which may result in a decline in the value of the Fund’s portfolio. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money (the opposite of deflation). As inflation increases, the real value of the Fund’s portfolio could decline.

Liquidity Risk.    The Fund may invest without limit in securities that are illiquid at the time of investment (generally determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The derivative instruments in which the Fund will invest may be illiquid. Below investment grade debt securities tend to be less liquid than higher rated securities. The Senior Loans in which the Fund invests likely will not be registered with the SEC or any state securities commission and generally will not be listed on a national securities exchange, and PIMCO will determine the liquidity of such investments by reference to market conditions and contractual provisions.

Confidential Information Access Risk.    In managing the fund, PIMCO normally will seek to avoid the receipt by portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of Senior Loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s Senior Loans. In circumstances when PIMCO’s portfolio managers and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other Senior Loan investors, including with respect to the price the Fund pays or receives when it buys or sells a Senior Loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to Senior Loans, PIMCO’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

Market Disruption and Geopolitical Risk.    The war with Iraq, its aftermath and the continuing occupation of Iraq is likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be

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predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The value of equity securities may be adversely affected as a result of acts of terrorism and other changes in foreign and domestic economic and political conditions. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. Market disruptions also might make it difficult for a period of time for the Fund to achieve its goal of having approximately 100% of its net assets exposed to equity markets if, for example, a disruption caused the Fund’s derivative counterparties to no longer offer derivatives on an index or to offer such products on a more limited basis.

Tax Risk.    A substantial part of the Fund’s overall return, including the return from its Debt Portfolio investments, will be taxed as ordinary income. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. See “Tax Matters.” The Fund cannot predict the amount, timing or character of the return on the Yield Differential Strategy. Call option premiums received by the Fund on most equity index call options will be subject to mark-to-market treatment and gains will be recognized based on the fair market value on October 31 and at the end of the Fund’s taxable year (or if the option is disposed of, upon disposition). Under mark-to-market treatment, 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund will recognize gain or loss upon the exercise, lapse or other disposition of other call options and generally will treat such gain or loss as short-term capital gain or loss; consequently, distributions of any premiums from these options, as reduced by applicable losses, generally will be taxable to the shareholders as ordinary income. It is possible that some but not all of the call options and other instruments employed by the Fund will give rise to “straddles” under the federal income tax rules, which are treated unfavorably. Thus, the Fund cannot assure you as to any level of distributions that will be treated as ordinary income, cannot assure you as to any level of capital gains distributions and cannot assure you as to any ratio of monthly distributions to capital gain distributions. In addition, the Fund’s distributions generally will not qualify for taxation to individual shareholders as “qualified dividend income” (and thus be eligible for taxation at favorable rates applicable to long-term capital gains) because the Fund generally intends to obtain its equity index exposure by using derivatives.

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The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in the applicable common shares, with any amounts exceeding such basis treated as gain from the sale of the shares. See “Tax Matters.”

The tax treatment of certain of the Fund’s investments, including in particular derivatives used in the Yield Differential Strategy and swaps used to gain equity index exposure, is unclear. Any recharacterization could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment techniques may be changed by regulation or otherwise.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and of PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and to take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions.    The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions could deprive the Common Shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

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SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Offering Costs Borne by the Fund (as a percentage of offering price)	.20	%(1)
Dividend Reinvestment Plan Fees	No	ne(2)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets)
Management Fees	1.00%
Other Expenses	.15	%(2)
Total Annual Expenses	1.15%

(1)	The Fund will pay or reimburse offering expenses estimated at $ from the proceeds of the offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceed $.05 per share (.20% of the offering price). The Manager has agreed to pay all of the Fund’s organizational expenses. The offering costs to be paid or reimbursed by the Fund are not included among the expenses shown in the table. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the common shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 8,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of $2.00) that you would pay on a $1,000 investment in common shares, assuming (a) the sales load and the offering expenses listed in the parenthetical above, (b) total annual expenses of 1.15% in years one through ten, and (c) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$58	$82	$107	$180

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

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THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company, registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on February 16, 2005, pursuant to the Fund’s Agreement and Declaration of Trust (as amended and restated, the “Declaration”), which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $             (or $             if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Manager has agreed to pay all of the Fund’s organizational expenses. The Manager also has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceed $0.05 per share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It presently is anticipated that the Fund will be able to invest substantially all of the net proceeds in securities and other instruments that meet its investment objective and policies, within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term money market instruments and other debt securities while PIMCO arranges for the Fund to invest in derivative instruments relating to U.S. and non-U.S. equities and selects specific securities.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund attempts to achieve its investment objective by normally investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. See “Portfolio Contents and Other Information.” Currently, it is expected that the U.S. market exposure will be obtained using futures on the S&P 500 Index and that the non-U.S. market exposure will be obtained using swaps on the MSCI EAFE Index. The Debt Portfolio may generate current income sufficient to support monthly distributions even in situations when the Fund is experiencing a decline in net asset value. The Fund cannot assure you that it will achieve its investment objective.

Asset Allocation and Periodic Rebalancing

The Fund’s equity index exposure initially is expected to be approximately 50% U.S. and 50% non-U.S. The Fund’s equity index exposure will be rebalanced on a periodic basis (so that the U.S. and non-U.S. equity index exposure each will represent approximately 50%). It is anticipated that each periodic rebalancing will coincide with the settlement of relevant derivatives. Currently, it is anticipated that the Fund’s equity index exposure will be rebalanced every 12 to 15 months. These periodic rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (including short-term capital gains) realized by the Fund on which shareholders pay tax. Although the portfolio will be rebalanced periodically, it is expected that the relative percentage of the Fund’s equity derivatives exposure represented by U.S. and non-U.S. equity index exposure will vary during interim periods in relation to market fluctuations and other factors. Therefore, the Fund’s assets attributable to U.S. and non-U.S. equity exposure may be materially higher or lower than the initial 50%/50% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly.

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Portfolio Management Strategies

Equity Derivatives Strategies.    The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the S&P 500 Index (i.e., the U.S. equity exposure) and the MSCI EAFE Index (i.e., the non-U.S. equity exposure). In the case of equity index swaps and futures contracts, the Fund should receive a return that approximates total return (price appreciation or depreciation plus dividends) of the relevant index while bearing implicit or explicit interest and transactional costs. In the case of swap agreements on the MSCI EAFE Index, returns will be increased by any dividends less certain tax withholdings. Any increase in return attributable to dividends will not be eligible for treatment to Common Shareholders as “qualified dividend income” and the Fund will not be able to recover any withholding taxes on foreign dividends. See “Tax Matters.” The Fund also may invest in common stocks, other equity instruments and other types of derivative instruments, such as options contracts and options on futures contracts, to gain equity exposure. In implementing the Fund’s derivatives strategies, PIMCO uses a variety of techniques designed to minimize transaction costs and to provide greater investment flexibility, such as utilizing multiple derivative counterparties, negotiating the terms of derivative instruments in which the Fund invests and analyzing the costs associated with different derivative instruments. The Fund is neither sponsored by nor affiliated with either index.

The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. As of the date of this prospectus, total return swaps on the MSCI EAFE Index would give the Fund exposure to issuers of equities in 21 developed countries outside the United States and Canada. While the Fund initially will have 50% U.S. equity index exposure, the Fund’s Index Option Strategy may limit the Fund’s participation in increases in U.S. equity markets. Similarly, the Fund’s purchases of put options on the S&P 500 Index are designed to mitigate the Fund’s losses in periods when the U.S. equity markets are declining significantly.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Fund will seek to maintain exposure to non-U.S. equity markets even when the MSCI EAFE Index is declining. Similarly, the Fund does not currently intend to hedge the foreign currency risk associated with its exposure to non-U.S. equities. Although it has no current intention to do so, the Fund reserves the flexibility to change its U.S. and non-U.S. benchmark indexes and related derivatives strategies.

Global Debt Securities Selection / Dynamic Allocation Strategy.    The Fund’s Debt Portfolio will back the Fund’s equity index positions and will consist of income-producing debt securities having varying maturities and debt-related derivatives securities, including but not limited to interest rate swaps and other interest rate derivatives. PIMCO actively manages the Debt Portfolio using its top down short-term (cyclical) and longer-term (secular) economic outlook and strategies that focus on credit quality analysis, diversification, yield management, duration management and other risk management techniques. PIMCO employs for the Fund a dynamic and active approach to sector rotation among debt securities and debt-related derivatives markets based on its assessment of relative value and credit trends. With PIMCO’s global macroeconomic analysis as the basis for top-down investment decisions, the Fund has the flexibility to allocate its assets among a broad spectrum of mortgage-related, government, corporate and other income-producing debt securities of U.S. and non-U.S. (including emerging market) issuers and debt-related derivative securities including but not limited to interest rate swaps, forwards and futures, and credit default swaps. The relative value assessment within credit sectors will draw on PIMCO’s regional and sector specialist expertise. PIMCO will employ a disciplined credit approach driven by fundamental, independent research.

Fund Current Distribution Strategies.     The Fund’s current distributions are expected to be derived from income and gains generated by the Debt Portfolio. It currently is anticipated that the Fund’s monthly distributions will be generated by the Debt Portfolio and will include both interest and payments (characterized as gain for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives, arising primarily from differences between short-term and long-term interest rates, and

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forming part of the Fund’s duration and yield curve active management strategies. In the event that long-term interest rates are higher than short-term interest rates, for example, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. In such a case, any net payment to the Fund would be characterized as a gain for financial accounting purposes and as ordinary income for tax purposes. The Fund generally will not include in its monthly distributions any gain that is derived from gains that are characterized as long-term capital gain for tax purposes (and is limited in its ability to do so by the 1940 Act). The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates and the Fund’s current investment strategies. (The notional amount of a derivative is the hypothetical underlying quantity upon which interest rate or other payment obligations are computed.) While the yield curve (a graph of bond yields available at a given moment in time) generally slopes upward (indicating that long-term interest rates are higher than short-term interest rates), there can be no assurance that this always will be the case, and it is anticipated that the slope of the yield curve will vary to a significant degree across different market environments. In market environments in which the differences between short-term, intermediate-term and long-term interest rates are smaller than is typically the case (a flatter yield curve environment), the Fund may increase the notional exposure of its interest rate derivative positions. Under current market conditions, it is anticipated that the notional exposure of interest rate derivatives in the Debt Portfolio will be a multiple of the Fund’s total net assets. The Fund’s income and gain generating strategies may generate current income and gains sufficient to support monthly distributions even in situations when the Fund has experienced capital losses due to other components of the Fund’s portfolio, including losses due to adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments or arising from its use of derivatives. The Fund is required to identify any portion of its monthly distributions that are characterized as gains (for financial accounting purposes) or that otherwise are derived from any sources other than net income.

Index Option Strategy.    In implementing the Fund’s Index Option Strategy, PIMCO will sell (“write”) call options on the S&P 500 Index and on futures on the S&P 500 Index. PIMCO does not intend to write index call options when the underlying notional value of the index call option positions exceeds the Fund’s net U.S. equity exposure— initially approximately 50% of the Fund’s net assets (i.e., the Fund will not write “naked” positions). The index option writing strategy is designed to produce gains from index option premiums.

Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the “strike price”) at or until a specified future date (the “expiration date”). Index options can be either “European style,” meaning that the options may be exercised only on the expiration date, or “American style,” meaning that the options may be exercised at any time up to and including the expiration date. For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of sale.

As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price on the exercise date. If the purchaser exercises the equity index call option sold by the Fund, the Fund would pay the purchaser the positive difference, if any, between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PIMCO may cause the Fund to repurchase an equity index call option prior to its exercise date, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund. The Fund expects that it normally will write call options whose terms to expiration range from one month to one year, although the Fund may write call options with both longer and shorter terms. PIMCO ordinarily will not write call options on individual equity securities, but may write call options on exchange-traded funds and other similar instruments designed to correlate with the performance of the underlying equity index.

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Equity index call options differ from options on individual securities in that (i) the exercise of an index call option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index call options reflect price fluctuations in an index comprised of multiple securities rather than price fluctuations in a single common stock. PIMCO will actively manage the Fund’s index option positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return.

The Fund generally will write equity index call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money index call options are options with a strike price above the current cash value of the index and at-the-money index call options are options with a strike price approximately equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund potentially to benefit from limited appreciation in the Fund’s equity index position up to the price level represented by the strike price. The Fund generally will write out-of-the-money equity index call options with strike prices no more than 10% higher than the cash value of the index at the time of sale. The Fund reserves the flexibility to write equity index call options that are more or less out-of-the-money as it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to write equity index call options that are “in-the-money.” In-the-money index call options are options with a strike price below the current cash value of the index. The Fund may write in-the-money index call options in which the strike price is not materially lower than the cash value of the index. When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index may rise above the strike price of the option), thereby increasing the likelihood that the options could be exercised and that the Fund could be forced to pay the amount of appreciation over the strike price of the option upon expiration.

In addition to writing call options, the Fund also may purchase put options on the S&P 500 Index and on futures on the S&P 500 Index. As the purchaser of a put option, the Fund pays a premium and has the right to receive a cash payment from the seller of the option in the event the contract value of the relevant index is below the exercise price of the put option. The Fund ordinarily would realize a gain from the put option position if (i) the value of the index upon the exercise of the option is below the exercise price of the put option such that the difference more than covers the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. PIMCO will cause the Fund to purchase put options in an effort to protect against significant market declines affecting the U.S. equity markets as measured by the S&P 500 Index. However, because the Fund generally will purchase put options that are “out-of-the-money,” the Fund will not be fully covered against any market decline. A put option is out-of-the-money when its exercise price is less than the cash value of the relevant market index or security. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

In addition to listed options, the Fund may write and purchase over-the counter options, which are not originated and standardized by the OCC or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange). Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as positions being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with listed options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

Credit Quality.    The Fund normally will attempt to maintain in its Debt Portfolio debt securities with an average credit quality that is at least investment grade (i.e., rated at least Baa3 by Moody’s, BBB- by S&P or Fitch, or a comparable rating by Dominion, or unrated but judged by PIMCO to be of comparable quality). The

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Fund has the flexibility to invest up to 30% of its total assets in debt securities that are of below investment grade quality, but will not invest in securities that are, at the time of purchase, rated at least B- by one of the agencies rating the security or that are unrated but judged by PIMCO to be of comparable quality. Average credit quality for these purposes is determined by reference to the credit- and dollar-weighted quality of debt obligations in the Fund’s portfolio. For example, using Moody’s ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. If a security is rated differently by two or more rating agencies, the Fund will make these determinations using the highest rating for a particular security provided by the various ratings agencies. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and commonly are referred to as “high yield” securities or “junk bonds.” Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics. See “Risks—Credit Risk/High Yield Risk.”

Independent Credit Analysis.    PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt securities and counterparties to swaps and other derivative instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that offer attractive yields relative to PIMCO’s assessment of their credit characteristics.

Duration.    The Debt Portfolio’s debt securities ordinarily will have a low average portfolio duration (one to three years), although it may be longer or shorter at any time or from time to time based on PIMCO’s forecast for interest rates and other factors. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to a change in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates were to rise 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates were to fall 1%. The market price of a bond with a duration of one year would be expected to increase or to decline half as much as the market price of a bond with a two year duration. The maturity of a security measures only the time until final payment is due. Duration, on the other hand, takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate on a security is reset (in the case of variable rate securities).

Portfolio Contents and Other Information

Under normal circumstances, the Fund will invest in equity index derivative instruments that have economic characteristics similar to U.S. and non-U.S. common stocks and that provide equity index exposure in an amount at least equal to 80% of the Fund’s net assets (plus any borrowings for investment purposes). The Fund ordinarily expects to maintain equity index exposure equal to approximately 100% of its net assets (initially approximately 50% U.S. and 50% non-U.S. although the Fund’s Index Option Strategy may limit the Fund’s gains from increases in the S&P 500 Index). The Fund’s equity index positions will include, but will not be limited to, total return swaps and futures contracts. Currently, it is expected that the U.S. market exposure will be obtained using futures on the S&P 500 Index and that the non-U.S.-market exposure will be obtained using swaps on the MSCI EAFE Index. In order to collateralize its equity index derivative instruments, substantially all of the Fund’s assets ordinarily will be invested in the Debt Portfolio and other securities and instruments described below. The Fund normally will have exposure to investments that are tied economically to at least three countries other than the United States. The Fund ordinarily does not intend to hedge the foreign currency exposure associated with its non-U.S. equity position, but reserves the flexibility to do so depending upon market conditions and other factors.

The Fund’s policy of investing in equity index derivative instruments that have economic characteristics similar to U.S. and non-U.S. common stocks and that provide equity index exposure in an amount at least equal to 80% of the Fund’s net assets (plus any borrowings for investment purposes) is not considered to be fundamental by the Fund, and can be changed without a vote of the Fund’s shareholders. This policy may be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to the Fund’s shareholders.

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It is anticipated that the equity index swaps and futures contracts will provide the Fund with a return that approximates the total return (price appreciation or depreciation plus dividends) of the relevant index while bearing implicit or explicit interest and transactional costs of exposure to the index. The Fund’s exposure to the appreciation of the S&P 500 Index may be limited by the Fund’s Index Option Strategy. In the case of the MSCI EAFE Index, anticipated returns include dividends less certain tax withholdings. See “Tax Matters.” The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Fund is neither sponsored by nor affiliated with either index. The Fund will seek to maintain its equity index exposure even when the indexes are declining. The Fund also may invest directly in common stocks and other equity securities based on PIMCO’s assessment of market conditions and other factors (for example, during periods when equity derivatives appear to be overvalued or illiquid). The S&P 500 Index encompasses issuers with market capitalizations within a range from $570 million to $382 billion. As of March 31, 2005, the median market capitalization of companies in the S&P 500 Index was approximately $10.13 billion. No data is readily available regarding the market capitalization range of issues encompassed within the MSCI EAFE Index. As of March 31, 2005, the average market capitalization of companies in the MSCI EAFE Index was approximately $8.35 billion. Although it has no current intention to do so, the Fund reserves the flexibility to change its U.S. and non-U.S. benchmark indexes and related derivatives strategies.

Substantially all of the Fund’s assets ordinarily will be invested in the Debt Portfolio to back the Fund’s equity index positions. The Debt Portfolio ordinarily will have a low average portfolio duration (one to three years). The types of debt securities (and related instruments) in which the Fund may invest include mortgage-related and other types of asset-backed securities issued on a public or private basis; government securities, including U.S. Government securities, sovereign debt and other obligations of non-U.S. governments or their sub-divisions, agencies and government sponsored enterprises, and obligations of international agencies and supranational entities, as well as municipal securities; bonds, debentures, notes, and other debt securities of U.S. and non-U.S. corporations and other issuers, issued publicly or through private placements, including convertible securities and commercial paper, event-linked securities, inflation-indexed bonds, payment-in-kind securities, zero-coupon bonds, Senior Loans and other bank loans (secured or unsecured) and loan participations, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund also may invest in preferred stock, structured notes and other hybrid instruments, credit-linked trust certificates, delayed funding loans, revolving credit facilities and real estate investment trusts (REITs), and may use credit default swaps, other debt-related derivatives, interest rate swaps, forwards, futures and other interest rate derivatives. The rate of interest on the Fund’s debt security investments may be fixed, floating or variable. The Fund may invest in debt securities issued by companies with small and medium market capitalizations.

The Fund will actively manage the duration and yield curve exposure of the Debt Portfolio, in part through the use of a variety of interest rate, derivatives, including but not limited to interest rate swaps, forwards and futures. These interest rate derivatives also may be used for other investment or risk management purposes, including to provide synthetic exposure to fixed or floating rate debt instruments, and to attempt to generate current income and gains. It currently is anticipated that the duration and yield curve active management strategies using interest rate derivatives will result in the generation of payments arising primarily from differences between short-term and long-term interest rates. These payments will be characterized as gain for financial accounting purposes and as ordinary income for tax purposes. In the event that long-term interest rates are higher than short-term interest rates, for example, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating return as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates, and the Fund’s current investment strategies. Under current market conditions, it is anticipated that the notional exposure of the interest rate derivatives in the Debt Portfolio will be a multiple of the Fund’s total net assets.

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The Fund may invest without limit in foreign debt securities (including securities denominated in foreign currencies), and may invest up to 30% of its total assets in debt securities of issuers that are economically tied to emerging market countries. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its debt securities investments to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 30% of its total assets in Senior Loans made to corporations, partnerships and other business entities. Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as LIBOR) plus a premium. Senior Loans generally hold the most senior position in the capital structure of a borrower and often are secured with collateral, but may be of below investment grade quality and involve significant credit risk.

The Fund has the flexibility to invest up to 30% of its total assets in debt securities that are of below investment grade quality, but will not invest in securities that are, at the time of purchase, rated lower than B- by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality.

The Fund may invest without limit in illiquid securities. Securities generally are determined to be illiquid using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. PIMCO will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” common shares. A “majority of the outstanding” shares means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its total assets in assets other than derivative instruments relating to U.S. and non-U.S. equities, including high quality, short-term money market instruments and other debt securities. The Fund may not achieve its investment objective when it does so.

The following provides additional information regarding the types of securities and other instruments in which the Fund ordinarily will invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

Foreign (Non-U.S.) Investments

The Fund may invest without limit in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The Fund also will have exposure to such securities due to its investment in equity index derivatives based on the MSCI EAFE Index. The Fund may invest up to 30% of its total assets in securities of issuers that are economically tied to emerging market countries. Investing in foreign and emerging market securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Risks—Foreign (Non-U.S.) Investment Risk” and “Risks—Emerging Markets Risk.”

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations generally are subject to the same risks that

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apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there generally are no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on its portfolio holdings.

Foreign Currencies and Related Transactions

The Fund’s investments in or exposure to foreign (non-U.S.) currencies or securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund does not ordinarily intend to hedge its exposure to foreign currencies obtained through its use of swap agreements on the MSCI EAFE Index or other derivative instruments relating to non-U.S. equities, and may determine not to hedge its exposure (or any portion thereof) to foreign currencies obtained through its investments in foreign debt securities. The Fund may engage in foreign currency transactions to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. The foreign currency transactions that the Fund may utilize include, but are not limited to, the purchase of foreign currencies on a spot (cash) basis and entering into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Please see “Investment Objective and Policies—Foreign (Non-U.S.) Securities,” “Investment Objective and Policies—Foreign Currency Transactions” and “Investment Objective and Policies—Foreign Currency Exchange-Related Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Derivative Instruments

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. The Fund normally will invest in derivative instruments relating to U.S. and non-U.S. equities, including swap agreements and futures contracts, that provide exposure to the investment returns of U.S. and non-U.S. equities as an alternative to direct investments in common stocks and other equities. The Fund currently intends to gain exposure to non-U.S. equities by investing in swap agreements relating to non-U.S. equities. Swap transactions are privately negotiated agreements between two or more parties to exchange or swap investment cash flows or assets at specified intervals in the future. Typically, in a swap agreement, the Fund will receive a return that approximates the total return (price appreciation or depreciation

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plus dividends) of an index, a portion of an index or a single equity security from the counterparty to the swap agreement in exchange for paying an agreed-upon fee to the counterparty. The Fund currently intends to gain exposure to U.S. equities by investing in futures contracts relating to U.S. equities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written.

In addition to investments in derivative instruments relating to U.S. and non-U.S. equities, the Fund intends to implement the Yield Differential Strategy using derivatives and may, but is not required to, use a variety of other derivative instruments with respect to securities, currencies, interest rates or other assets. The Fund may utilize derivatives to manage duration, for other investment or risk management purposes or to add leverage to the portfolio. Examples of derivative instruments that the Fund may use include, but are not limited to, options, futures contracts, options on futures contracts, swap agreements (including total return and credit default swaps) and short sales. The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, wherein the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities. The Fund also may have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under “Structured Notes and Related Instruments,” “Certain Interest Rate Transactions,” “Credit Default Swaps” and “Credit-Linked Trust Certificates.” Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time, that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful.

High Yield Securities (“Junk Bonds”)

As noted above, the Fund has the flexibility to invest up to 30% of its total assets in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s, below BBB- by either S&P or Fitch, or below a comparable rating by Dominion), or unrated but judged by PIMCO to be of comparable quality. The Fund will not invest in securities that are, at the time of purchase, rated B- or lower by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality. These securities are sometimes referred to as “high yield” securities or “junk bonds.” Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions. Certain “emerging market” governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

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The Senior Loans in which the Fund invests will often be of below investment grade quality. Although Senior Loans often will be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of default or that such collateral could be liquidated readily.

A Note on Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P, Fitch and Dominion. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. See “—Portfolio Management Strategies—Independent Credit Analysis.” The ratings of a debt security may change over time. Moody’s, S&P, Fitch and Dominion monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objective may depend more heavily on PIMCO’s credit analysis than if the Fund invested exclusively in higher-quality securities.

As noted above, the Fund normally will invest a substantial portion of its assets in derivative instruments relating to U.S. and non-U.S. equities, including swap agreements. The Fund typically enters into derivative transactions with counterparties whose credit rating is investment grade, as determined by a rating agency, or, if unrated, judged by PIMCO to be of comparable quality. As with the Fund’s investments in debt securities, PIMCO relies heavily on its own analysis of the credit quality and risks associated with counterparties to derivatives transactions as well as Senior Loans and related investments considered for the Fund, rather than relying exclusively on rating agencies or third-party research.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities are debt securities that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

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The Fund also may invest in mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity for these securities.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and therefore are subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a pool of high-risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in other asset-backed securities that have been or may be offered to investors.

Please see “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information and “Risks—Mortgage-Related and Asset-Backed Securities Risk” in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Structured Notes and Related Instruments

The Fund may invest in structured notes and other related instruments for investment or risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index/asset”). These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the notes that are more or less than the stated coupon interest payments.

The Fund also may invest in structured notes with respect to selected securities, an index of securities, specified interest rates or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index/asset while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index/asset and the effect of changes in the embedded index/asset on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier would involve leverage that would magnify the potential for gain and the risk of loss.

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Structured instruments may be less liquid than other debt securities. Although structured instruments are not necessarily illiquid, PIMCO believes that many structured instruments are illiquid. The market price of structured instruments may be more volatile than other debt securities. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PIMCO, principal and/or interest payments received on the structured instrument may be substantially less than expected.

Credit Default Swaps

The Fund may enter into credit default swap contracts for investment, risk management or hedging purposes. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. PIMCO currently considers credit default swaps to be illiquid.

Floating Rate Debt Securities

The Fund may invest in floating rate debt securities. Floating rate debt securities are debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to Senior Loans, floating rate debt securities in which the Fund may invest may include instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these securities generally will pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security generally is expected to have less sensitivity to fluctuations in market interest rates than a comparable fixed rate debt security, although the value of a floating rate security nonetheless may decline as interest rates rise and due to other factors, such as changes in credit quality.

Senior Loans; Loan Assignments and Participations

The Fund may invest up to 30% of its total assets in Senior Loans. Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by an asset-backed pool or other issuer, as well as interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of or participations in a Senior Loan acquired in secondary markets.

Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as LIBOR) plus a premium. Although Senior Loans typically are of below investment grade quality, they tend to have more favorable recovery rates than other types of below investment grade quality debt securities. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and often are secured with collateral. A Senior Loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an

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Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

The Fund may purchase “assignments” of Senior Loans from Lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund also may invest in “participations” in Senior Loans, although it expects to do so on a limited basis. Participations by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by such Lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Senior Loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the Lender selling the participation.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be affected adversely. Senior Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Fund may invest in Senior Loans that are unsecured.

Senior Loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

In addition to Senior Loans, the Fund may invest in other fixed and floating rate loans issued by banks and other corporations, which may be in the form of assignments of portions of such loans or loan participations.

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U.S. Government Securities

The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Municipal Bonds

Municipal bonds generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate risk, credit risk and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The types of municipal bonds in which the Fund may invest include tobacco bonds and municipal lease obligations. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

Bonds

The Fund may invest in bonds of varying maturities issued by U.S. and foreign corporations, domestic and foreign banks and other business entities. Bonds can be variable or fixed rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downwards, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

The Fund may invest in bank obligations, including certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are

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“accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Reverse Repurchase Agreements

Although it has no current intention to do so, the Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for

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an extension of maturity to process any audit loss claims when a trigger event has, or possibly has, occurred. Event-linked exposure also may expose a Fund to certain unanticipated risks, including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk. Please see “Event-Linked Bonds” in the Statement of Additional Information for a more detailed description of certain of the investments described in this paragraph and their related risks.

When Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on any securities it has segregated to cover these positions.

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt market.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see “Credit Default Swaps” for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” in this prospectus and in the Statement of Additional Information, and will not be subject to applicable investment limitations and other regulations imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulations, including with respect to its investments in the certificates). Although the trusts typically are private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks—Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See “Net Asset Value.” The Fund may lose its entire investment in a credit-linked trust certificate.

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Preferred Stocks

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. The preferred stocks in which the Fund invests may have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt securities to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. PIMCO generally will evaluate these instruments based primarily on their debt characteristics. Because most convertible securities are fixed-rate instruments, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

The Fund also may invest in synthetic convertible securities, which differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. Synthetic convertible securities can be variable or fixed-rate instruments. For these reasons, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Convertible securities generally have higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Short Sales

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and often would be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which usually is a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales in which it does not own or have the immediate right to acquire the security sold short at no additional cost; in such case, the Fund’s losses theoretically could be unlimited.

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Real Estate Investment Trusts (REITs)

The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on net income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will bear indirectly its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. Please see “Investment Objective and Policies—Real Estate Investment Trusts (“REITs”)” in the Statement of Additional Information for a more detailed description of these instruments and their related risks.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit risk, interest rate risk and liquidity risk and the risks of being a lender.

Rule 144A Securities

The Fund may invest in Rule 144A Securities. Rule 144A under the Securities Act provides a non-exclusive safe harbor exemption from the registration requirements of such act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid and thus are subject to liquidity risk.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in investment companies that are advised by the Manager, PIMCO, or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. PIMCO will take expenses into account when evaluating the merits of an investment in an investment company relative to other available investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar risks to the leverage risks described in this prospectus. Net asset value and market value of leveraged shares may be more volatile than, and the yield to shareholders will tend to fluctuate more than the yield generated by, unleveraged shares.

Certain Interest Rate Transactions

The Fund may enter into long and short interest rate swap, cap or floor transactions. One possible use of interest rate swaps involves the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap or floor, which would require the Fund to pay a premium to the cap or floor counterparty and would entitle the Fund, to the extent that a specified variable

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rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps, caps and floors for investment, risk management or hedging purposes. Any termination of a cap or floor could result in a termination payment by or to the Fund.

Lending of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objective and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

LEVERAGE AND BORROWINGS

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund also may enter into derivative transactions that may in some circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and to PIMCO will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including any preferred shares or borrowings that may be outstanding. Thus, the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and PIMCO on the one hand, and the Common Shareholders on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than liabilities representing such borrowing) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of

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any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments and certain other financial leveraging transactions (such as reverse repurchase agreements or dollar rolls) used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of an index call option by segregating liquid assets at least equal in amount to the contract value of the index.

RISKS

The net asset value of the common shares will fluctuate with and be affected by, among other things, the following principal risks of the Fund: equity securities and related market risk, foreign (non-U.S.) investment risk, foreign currency risk, emerging markets risk, derivatives risk, counterparty risk, interest rate risk, credit risk/high yield risk, mortgage-related and asset-backed securities risk, index options risk, over-the-counter options risk, earnings risk, government-sponsored enterprises risk, market discount risk, issuer risk, issuer non-diversification risk, leverage risk, management risk, smaller company risk, reinvestment risk, deflation/inflation risk, liquidity risk, confidential information access risk, tax risk, market disruption and geopolitical risk, certain affiliations, and anti-takeover provisions. An investment in the Fund also will be subject to the principal risk associated with the facts that the Fund is newly organized and that initial investments in the Fund are reduced immediately by certain costs. These and other risks are summarized below. The Fund is designed to provide exposure to the U.S. and non-U.S. equity markets and should be considered as only one element of a complete investment program. Under certain circumstances, generally in a market in which the value of both U.S. and non-U.S. equities and debt securities are declining, the Fund may experience substantial losses.

Newly Organized

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Investment at the Time of Initial Offering Risk

Initial investments in the Fund at the time of offering are subject to a sales load and offering costs. There is no guarantee that the Fund will generate sufficient return to recoup the sales load and the offering costs.

Equity Securities and Related Market Risk

The Fund ordinarily expects to maintain equity index exposure equal to approximately 100% of its net assets. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally and particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Foreign (Non-U.S.) Investment Risk

The Fund expects to maintain synthetic exposure to non-U.S. common stocks and other equity securities. In addition, the Fund may invest a substantial portion of its net assets in foreign debt securities,

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including securities denominated in foreign currencies. The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments or exposure to investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a concentrated geographic area such as Europe or Asia, the Fund generally will have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

The Fund may have substantial investments in sovereign debt issued by foreign governments, their agencies or instrumentalities or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there generally are no bankruptcy or other reorganization proceedings similar to those in the United States by which defaulted sovereign debt may be collected.

Foreign Currency Risk

The Fund’s investments in or exposure to foreign (non-U.S.) currencies or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad. The Fund ordinarily does not intend to hedge its exposure to foreign currencies obtained through investments in foreign equities or through its use of swap agreements on the MSCI EAFE Index or other derivative instruments relating to non-U.S. equities, and may determine not to hedge its exposure (or any portion thereof) to foreign currencies obtained through its investments in foreign debt securities. As a result, the Fund ordinarily will have substantial exposure to foreign currency risk.

Emerging Markets Risk

The Fund may invest up to 30% of its total assets in debt securities of issuers that are economically tied to emerging market countries. Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund ordinarily will enter

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into swap agreements or other derivative instruments that provide exposure to U.S. and non-U.S. common stocks and to other equity securities equal to approximately 100% of its net assets (initially 50% U.S. and 50% non-U.S.) The Fund also may utilize, as part of the Yield Differential Strategy or otherwise, a variety of other derivative instruments with respect to securities, interest rates, currencies or other assets for investment or risk management purposes including, but not limited to, other swap agreements (including credit default swaps), options, futures contracts, options on futures contracts and short sales. The Fund also may have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund also may utilize derivatives to manage duration, for other investment or risk management purposes or to add leverage to its portfolio.

The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate risk, credit risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives may also in certain circumstances give rise to a form of leverage and related risks. To the extent that any offsetting derivatives positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged. See “Leverage Risk.” The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Counterparty Risk

The Fund will be subject to credit risk with respect to counterparties to swap agreements and other derivative contracts entered into by the Fund or held by special purpose or structured vehicles, as well as counterparties to Senior Loans and other debt securities in which the Fund invests. This is a principal risk because the Fund currently anticipates achieving its exposure to the equity markets and executing its Yield Differential Strategy through over-the-counter derivatives contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s Debt Portfolio will decline in value because of increases in market interest rates. The Fund will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent the Fund invests in mortgage-backed securities or other debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. See “Mortgage-Related and Asset-Backed Securities Risk.” Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. Rising interest rates also may have an adverse affect on equity markets or issuers. In addition, the Yield Differential Strategy generally depends upon there being a difference between short-term interest rates and longer term interest rates. As that difference gets smaller, the

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Fund would need to increase its notional exposure to interest rate derivatives in order to generate the same income for the Fund.

Credit Risk/High Yield Risk

Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or the borrower experiences an actual or perceived decline in its financial status. The Fund normally will attempt to maintain a portfolio of debt securities with an average credit quality that is investment grade (i.e., rated at least Baa3 by Moody’s, BBB- by S&P or Fitch or a comparable rating by Dominion, or unrated but judged by PIMCO to be of comparable quality). However, the Fund has the flexibility to invest up to 30% of its total assets in below debt securities that are of below investment grade quality. The Fund will not invest in securities that are, at the time of purchase, rated below B- by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are commonly referred to as “high yield” securities or “junk bonds” and are predominantly speculative with respect to the issuer’s capacity to pay interest and to repay principal when due, and therefore involve a greater risk of default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics. The prices of these lower grade obligations generally are more volatile and sensitive to actual or perceived negative developments, such as a decline in the revenues of issuers or borrowers or a general economic downturn, than are the prices of higher grade securities. It is expected that a substantial portion of the Senior Loans in which the Fund invests will be of below investment grade quality. Although these Senior Loans often will be secured by collateral, there can be no assurance that liquidation of any such collateral would satisfy the borrower’s obligation in the event of default or that such collateral could be liquidated readily. Because the Fund invests in below investment grade debt securities, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. It is expected that a substantial portion of the Senior Loans in which the Fund invests will be of below investment grade quality. Although these Senior Loans often will be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be liquidated readily. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund also may invest in Senior Loans that are not secured. In addition, the Fund may purchase interests in Senior Loans from financial intermediaries whereby the Fund depends on the intermediary for payment of principal and interest on the Senior Loan. A decline in the financial soundness of the intermediary may adversely affect the Fund. The market prices of high yield securities structured as zero-coupon, step-up or PIK securities normally will be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. PIMCO seeks to reduce these risks through credit analysis and attention to current developments and trends in both the economy and financial markets.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue after purchase. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. Because the Fund invests in below investment grade debt securities, PIMCO’s

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capabilities in this area will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

In addition to the credit risks associated with high yield securities, the Fund also could lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, Senior Loan, reverse repurchase agreement, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. The downgrade of a security may further decrease its value.

Mortgage-Related and Asset-Backed Securities Risk

The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Index Options Risk

There are various risks associated with the Fund’s Index Option Strategy. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price up through the expiration date upon exercising the option. Therefore, as the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the equity securities and other equity exposure held by the Fund with respect to which the option was written above the sum of the premium and the strike price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the market value of the Fund’s equity securities and/or other equity exposure decline.

In addition, a decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, even one that is a listed option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with listed options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. See “Over-the-Counter Options Risk.”

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The hours of trading for options may not conform to the hours during which equity derivatives or equity securities held by the Fund are traded. To the extent that the options markets close before the markets for those equity or equity-related securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Fund’s options transactions will be subject to limitations established by any exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Manager, PIMCO or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the contract value of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

Over-the-Counter Options Risk

As described above, the Fund may write and purchase over-the counter options, which differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as positions being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with listed options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Listed Options Risk

As described above, the Fund may write and purchase listed options. To the extent that the Fund uses listed options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Manager, PIMCO or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

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Earnings Risk

The monthly distributions Common Shareholders receive from the Fund will derive from returns generated by the Fund’s Debt Portfolio, including the Yield Differential Strategy. This income can vary widely over the short and long term. Please see “Distributions” for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Government-Sponsored Enterprises Risk

The Fund may invest in debt securities issued or guaranteed by certain U.S. government-related enterprises. Certain of these enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, other government-sponsored enterprises (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks) are not backed by the full faith and credit of the U.S. government. Such enterprises are supported only by the discretionary authority of the U.S. government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by these agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

Market Discount Risk

As with any stock, the price of the common shares will fluctuate with market conditions and other factors. If common shares are sold by an investor, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. The common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

Issuer Risk

The value of securities and other instruments may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Issuer Non-Diversification Risk

The Fund is a “non-diversified” investment company. Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds, such as the Fund, that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds, such as the Fund, that may invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a single state. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

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Leverage Risk

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund also may enter into transactions that include, among others, reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage).

The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under these transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged. The Fund’s use of leverage would create the opportunity for increased common share net income and gains, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on common shares.

Because the fees received by the Manager and by PIMCO are based on the total managed assets of the Fund (including assets attributable to any preferred shares or borrowings that may be outstanding or any reverse repurchase agreement, dollar roll or similar financial leveraging instruments), the Manager and PIMCO have a financial incentive for the Fund to issue preferred shares or utilize borrowings, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the Common Shareholders on the other hand.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund will be subject to a relatively high level of management risk because the Fund employs the Index Option Strategy and the Yield Differential Strategy and invests in derivative instruments, Senior Loans and other investments that may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.

Smaller Company Risk

The general risks associated with investments in equity or debt securities are particularly pronounced if they are issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from prepaid, matured, traded or called debt obligations at market interest rates that are below the current earnings rate on those obligations. A decline in income could affect the common shares’ market price or their overall return.

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Deflation/Inflation Risk

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers or counterparties and may make issuer or counterparty default more likely, which may result in a decline in the value of the Fund’s portfolio. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money (the opposite of deflation). As inflation increases, the real value of the Fund’s portfolio could decline.

Liquidity Risk

The Fund may invest without limit in securities that are illiquid at the time of investment (generally determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The derivative instruments in which the Fund will invest may be illiquid. Below investment grade debt securities tend to be less liquid than higher rated securities. The Senior Loans in which the Fund invests likely will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on a national securities exchange, and PIMCO will determine the liquidity of such investments by reference to market conditions and contractual provisions.

Confidential Information Access Risk

In managing the fund, PIMCO normally will seek to avoid the receipt by portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of Senior Loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s Senior Loans. In circumstances when PIMCO’s portfolio managers and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other Senior Loan investors, including with respect to the price the Fund pays or receives when it buys or sells a Senior Loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to Senior Loans, PIMCO’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq is likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The value of equity securities may be adversely affected as a result of acts of terrorism and other changes in foreign and domestic economic and political conditions. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. Market disruptions also might make it difficult for a period of time for the Fund to achieve its goal of having approximately 100% of its net assets exposed to equity markets if, for example, a disruption caused the Fund’s derivative counterparties to no longer offer derivatives on an index or to offer such products on a more limited basis.

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Tax Risk

A substantial part of the Fund’s overall return, including the return from its Debt Portfolio investments will be taxed as ordinary income. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. See “Tax Matters.” The Fund cannot predict the amount, timing or character of the return on the Yield Differential Strategy. Call option premiums received by the Fund on most equity index call options will be subject to mark-to-market treatment and gains will be recognized based on the fair market value on October 31 and at the end of the Fund’s taxable year (or if the option is disposed of, upon disposition). Under mark-to-market treatment, 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund will recognize gain or loss upon the exercise, lapse or other disposition of other call options and generally will treat such gain or loss as short-term capital gain or loss; consequently, distributions of any premiums from these options, as reduced by applicable losses, generally will be taxable to the shareholders as ordinary income. It is possible that some but not all of the call options and other instruments employed by the Fund will give rise to “straddles” under the federal income tax rules, which are treated unfavorably. Thus, the Fund cannot assure you as to any level of distributions that will be treated as ordinary income, cannot assure you as to any level of capital gains distributions and cannot assure you as to any ratio of monthly distributions to capital gain distributions. In addition, the Fund’s distributions generally will not qualify for taxation to individual shareholders as “qualified dividend income” (and thus be eligible for taxation at favorable rates applicable to long-term capital gains) because the Fund intends generally to obtain its equity index exposure by using derivatives.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in the applicable common shares, with any amounts exceeding such basis treated as gain from the sale of the shares. See “Tax Matters.”

The tax treatment of certain of the Fund’s investments, including in particular derivatives used in the Yield Differential Strategy and swaps used to gain equity index exposure, is unclear. Any recharacterization could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment techniques may be changed by regulation or otherwise.

Regulatory Changes

To the extent that legislation or state or federal bank or other regulators impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans and other related investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of Senior Loans and other instruments held by the Fund. More generally, changes in state or federal laws, or the interpretation of such laws by regulatory authorities, may affect the Fund’s investment in or use of derivative instruments, debt on equity securities or other investments.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and of PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to

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utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and to take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert to the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions could deprive the Common Shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations (one of which is described below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares.

The Fund may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction. The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

See “Investment Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund.

Hedging and Related Strategies

The Fund ordinarily does not intend to hedge its exposure to foreign currencies obtained through investments in foreign equities or through its use of swap agreements on the MSCI EAFE Index or other derivative instruments relating to non-U.S. equities, and may determine not to hedge its exposure (or any portion thereof) to foreign currencies obtained through its investments in foreign debt securities. The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund’s exposure to certain issuers, thereby decreasing its exposure to credit risk. See “Investment Objective and Strategies—Credit Default Swaps.” Other hedging strategies that the Fund may use include financial futures contracts, short sales, other types of swap agreements or options thereon, options on financial futures and options based on either an index or individual debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments. The Fund also may enter into long and short interest rate swap, cap or floor transactions to hedge against interest rate risk. See “Investment Objective and Strategies—Certain Interest Rate Transactions.” Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies may offset in varying percentages losses incurred on the Fund’s investments due to adverse changes involving issuers or economic conditions. There is no assurance that these hedging strategies will be available at any time, that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and PIMCO. There will be three Trustees of the Fund at the time of the offering. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000 as a subsidiary successor of a business originally organized in 1987, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. As of March 31, 2005, the Manager had approximately $39.2 billion in assets under management. Allianz Global Investors of America L.P. (“Allianz”) is the direct parent company of PA Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2005, Allianz and its subsidiaries, including PIMCO, had approximately $552 billion in assets under management.

The Manager has retained its affiliate, PIMCO, to manage the Fund’s investments. See “Portfolio Manager.” The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Portfolio Manager

PIMCO serves as the portfolio manager for the Fund. Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2005, PIMCO had approximately $463 billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO’s services. For the period from the commencement of Fund operations through May 31, 2010 (i.e., roughly the first five years of Fund operations), the fee will be paid monthly at the annual rate of .5525% of the Fund’s average weekly total managed assets. Beginning June 1, 2010 and thereafter, the Manager will pay a monthly fee to PIMCO at the annual rate of .75% of the Fund’s average daily total managed assets. PIMCO has agreed to reimburse the Manager for a portion of the payments that the Manger makes to certain qualifying underwriters under an additional compensation agreement. See “Underwriting.”

Because the fees received by PIMCO are based on the total managed assets of the Fund (including assets attributable to any “borrowings” that may be outstanding), PIMCO has a financial inventive for the Fund

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to utilize certain forms of leverage, which may create a conflict of interest between PIMCO and the Common Shareholders.

Bill Gross, a founder of PIMCO, serves as Managing Director and Chief Investment Officer of PIMCO. In his role as Chief Investment Officer, he serves as the head of the Investment Committee, which oversees setting investment policy decisions, including duration positions, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund. Pasi Hamalainen, a Managing Director of PIMCO, a member of its Investment Committee and a generalist portfolio manager, has risk management oversight responsibility for PIMCO portfolio managers.

Daniel Ivascyn has primary responsibility for the day-to-day portfolio management of the Fund:

Portfolio Manager	Title	Since	Recent Professional Experience
Daniel J. Ivascyn	Vice President	*	Executive Vice President, portfolio manager and a member of PIMCO’s mortgage and asset-backed securities team. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments. Mr. Ivascyn has fourteen years of investment experience and holds a degree in economics from Occidental College and an MBA in analytic finance from the University of Chicago.

*	As of the date of this prospectus, the Fund has not commenced operations.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Investment Management Agreement

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 1.00% of the Fund’s average daily total managed assets (including assets attributable to any “borrowings” that may be outstanding) for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

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Because the fees received by the Manager are based on the total managed assets of the Fund (including assets attributable to any “borrowings” that may be outstanding), the Manager has a financial incentive for the Fund to utilize certain forms of leverage, which may create a conflict of interest between the Manager and the Common Shareholders.

Regulatory and Litigation Matters

On September 13, 2004, the Securities and Exchange Commission announced that the Manager (formerly PA Fund Management LLC), PEA Capital LLC (“PEA”) (an entity affiliated with PIMCO through common ownership) and Allianz Global Investors Distributors LLC (formerly, PA Distributors LLC, “PAD”) (an entity affiliated with PIMCO through common ownership) had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (“open-end funds”) advised or distributed by the Manager and certain of its affiliates. In their settlement with the Securities and Exchange Commission, the Manager, PEA and PAD consented to the entry of an order by the Securities and Exchange Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Manager, PEA and PAD agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Manager, PEA and PAD have been dismissed from the related complaint by the Securities and Exchange Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.

In a related action, on June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement with PEA and PAD and their parent, Allianz (formerly Allianz Dresdner Asset Management of America L.P.), in connection with a complaint filed by the New Jersey Attorney General (“NJAG”) on February 17, 2004. At the same time, the NJAG dismissed PIMCO from the complaint. In the settlement, Allianz, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement alleged, among other things, that Allianz, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in various open-end funds advised or distributed by the Manager and certain of its affiliates.

On September 15, 2004, the Securities and Exchange Commission announced that the Manager, PEA and PAD had agreed to settle a Securities and Exchange Commission enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Manager and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called “shelf space” arrangements with certain broker-dealers. In their settlement with the Securities and Exchange Commission, the Manager, PEA and PAD consented to the entry of an order by the Securities and Exchange Commission without admitting or denying the findings contained in the order.

In connection with their settlement, the Manager, PEA and PAD agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager, PEA and PAD agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered an agreement with PAD in resolution of an investigation into matters that are similar to those discussed in the Securities and Exchange Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California

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Attorney General in the Superior Court of the State of California alleging, among other things, that PAD violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, PAD did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Manager, PEA and PAD based on the same circumstances as those cited in the 2004 settlements with Securities and Exchange Commission and NJAG involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that the Manager, PEA and PAD improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Manager and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” As of the date of this prospectus, the West Virginia Complaint has not been formally served upon the Manager, PEA or PAD. The West Virginia Complaint also names numerous other defendants unaffiliated with the Manager in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Since February 2004, the Manager, the Sub-Adviser and certain of their affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Manager and the Sub-Adviser believe that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, Allianz and/or their affiliates, open- and closed-end funds advised or distributed by the Manager, the boards of trustees of those funds, and/or other affiliates or employees as defendants.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager, Allianz and/or their affiliates, they and their affiliates (including PIMCO) would, in the absence of exemptive relief granted by the Securities and Exchange Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Securities and Exchange Commission concerning the status of the New Jersey settlement under Section 9(a), the Manager, Allianz and certain of their affiliates (together, the “Applicants”) sought exemptive relief from the Securities and Exchange Commission under Section 9(c) of the 1940 Act. The Securities and Exchange Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Securities and Exchange Commission takes final action on their application for a permanent order. There is no assurance that the Securities and Exchange Commission will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Manager, PEA or PAD, the Manager, Allianz and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

Various legislative and regulatory proposals are pending in or before, or have been adopted by, the U.S. Congress, state legislatures and the various regulatory agencies that supervise the operations of the Fund and its

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service providers. These proposals, to the extent enacted or adopted, could have a substantial impact on the regulation and operation of registered funds, investment advisers and broker-dealers. Additionally, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other regulators, as well as Congress, are investigating certain practices generally within the investment company industry and also engage in regular, routine inspections. The Fund, the Manager and the Sub-Adviser intend to cooperate fully with all regulatory inquiries.

In addition, a putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Manager and certain of its affiliates, including the Sub-Adviser, is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages. The Manager believes that the claims made in the lawsuit against the Manager and its affiliates, including the Sub-Adviser, are baseless, and the Manager, its affiliates and the Sub-Adviser intend to vigorously defend the lawsuit. As of the date of this Prospectus, the Manager and the Sub-Adviser believe a decision, if any, against the defendants is not likely to have a material adverse effect on the Fund or on the ability of the Manager or the Sub-Adviser to perform their respective investment advisory services relating to the Fund.

It is possible that the various matters referenced in this section and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s common shares or other adverse consequences to the Fund and its shareholders. However, the Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory services relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

NET ASSET VALUE

The net asset value (“NAV”) of the Fund equals the total value of the Fund’s portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value generally is determined on the basis of the last reported sales price or, if available, the closing price reported for an issue traded on an over-the-counter stock market (including the NASDAQ Official Closing Price for NASD traded securities), or if no sales or closing prices are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less generally are valued at amortized cost. Listed options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The NAV of the Fund will be determined daily, as of the close of regular trading on the New York Stock Exchange that day (normally 4:00 p.m., Eastern time) (the “NYSE Close”). Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s NAV determined earlier that day.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to derive substantially all of its monthly dividends from the following sources during its fiscal year: (i) interest income generated by the Fund’s Debt Portfolio; and (ii) gain (characterized as ordinary income for tax purposes) generated by interest rate swap and other derivative strategies used as part of the Debt Portfolio’s Yield Differential Strategy. Any distributions derived from gains, if any, from net index option premiums, equity index derivatives and/or the sale of portfolio securities, as reduced by capital losses from such transactions, the Yield Differential Strategy and equity index derivatives, generally will be distributed once a year. Any gain or loss in equity index derivatives will reflect the change in value of the index underlying the derivative after subtracting the cost to the Fund of the derivative. Monthly distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. Also, the Fund’s strategies may generate current income sufficient to support monthly distributions even in situations when the Fund has experienced losses, including losses due to adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s Debt Portfolio, or arising from its use of derivatives. Pursuant to the requirements of the 1940 Act and other applicable laws, absent an exception, a notice will accompany each monthly distribution stating the extent to which the distribution is derived from gains or any other sources other than net income (as determined under financial accounting principles).

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains at least annually.) The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of the relevant fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains generally would be treated as a tax-free return of capital up to the amount of a Common Shareholder’s tax basis in his shares, with any amounts exceeding such basis treated as gain from the sale of shares. The Yield Differential Strategy is designed to actively manage the duration of the Debt Portfolio and/or to provide synthetic exposure to fixed or floating rate debt instruments, and to also generate current, distributable income without regard to possible declines in the Fund’s net asset value. Consequently, Common Shareholders may receive distributions and owe tax at a time when their investments in the Fund have declined in value. Also, the tax treatment of derivatives is generally unclear. Any recharacterization of payments made or received by the Fund pursuant to derivatives, including those used as part of the Yield Differential Strategy, potentially could affect the amount, timing or character of Fund distributions. See “Tax Matters.”

As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s distribution policy could change. Over time, the Fund intends to distribute all or substantially all of its net

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investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. See “Tax Matters.”

Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.” Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of common shares you will receive will be determined as follows:

❒	If on the payment date the net asset value of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per common share on the payment date or (ii) 95% of the market price per common share on the payment date; or

❒	If on the payment date the net asset value of the common shares is greater than the market price per common share plus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the common share s may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common share s issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

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You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or if the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent also will furnish each person who buys common shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, telephone number 1-800-331-1710.

DESCRIPTION OF SHARES

The Declaration authorizes the issuance of an unlimited number of common shares. The common shares will be issued with a par value of $.00001 per share. All common shares have equal rights to the payment of dividends and to the distribution of assets upon liquidation. common shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The common shares are expected to be listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Net asset value will be reduced immediately following the offering by the amount of the sales load and by offering expenses paid or reimbursed by the Fund. The Manager has agreed to pay all of the Fund’s organizational expenses. The Manager also has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceed $.05 per share.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies frequently may trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest significantly in debt obligations have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund’s Declaration limits the ability of the Fund to convert to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

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Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of common shares; Conversion to Open-End Fund.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration

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described above could have the effect of depriving the Common Shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASES OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the common shares. If the common share s were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its common shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers actually will reduce market discount.

If the Fund were to convert to an open-end company, the common shares no longer would be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of common shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

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TAX MATTERS

Federal Income Tax Matters

The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on net income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders must qualify for the dividends-paid deduction.

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A substantial part of the Fund’s distributions will consist of income from the Debt Portfolio, and thus will be taxed as ordinary income. Any capital losses generated by the Fund cannot be used to offset such income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned its common shares. Distributions of net capital gains (that is, the excess of any net long-term capital gains over any net short-term capital losses) from the sale of investments that the Fund owned for more than one year, as reduced by any net capital losses from debt-related derivatives and/or equity index derivatives and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Call option premiums received by the Fund on most equity index call options will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options on October 31 and at the end of the Fund’s taxable year (or if the option is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option, and the Fund will generally treat any gain or loss as short-term capital gain or loss. Any such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder’s basis in its common shares, and thereafter as capital gain.

The Fund’s call option writing activities may affect the period for which it is respected as having held stocks that the Fund owns that are also included in the indexes on which such calls are written (or for which such options substantially diminish the risk of loss, as set forth in Service regulations) for federal income tax purposes. It is possible that some of the call options and other devices employed by the Fund will give rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at

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the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to qualify for taxation to individual shareholders as “qualified dividend income” (and thus be eligible for taxation at favorable rates applicable to long-term capital gains) because the Fund generally intends to obtain its equity exposures using derivatives.

The Fund’s investments in positions that are subject to mark-to-market treatment and in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate investments in order to satisfy its distribution requirements.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional common shares through the Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of shareholders’ tax basis in their common shares, with any amounts exceeding such basis treated as gain from the sale of shares. Any gain resulting from the sale or exchange of common shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets—for taxable years beginning on or before December 31, 2008.

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The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the return the Fund earns on its foreign equity index derivatives will be reduced because the dividends reflected in the return thereon are reduced by foreign withholding taxes, for which neither the Fund nor shareholders receive any credit or deduction. The Fund’s investments in foreign securities or foreign currencies may also increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, provided the Fund is reasonably able to make the proper designation, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as certain REITs and also may include certain REIT capital gain dividends. In respect of dividends paid or deemed paid on or before December 31, 2007, it is possible that distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from the sale or exchange of USRPIs.

Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions or redemption proceeds including, for example, distributions payable to a shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “Tax Matters” in the Statement of Additional Information for additional information about (and changes to) the new backup withholding tax rates.

The tax treatment of certain of the Fund’s investments, including in particular derivatives used in the Yield Differential Strategy and swaps used to gain equity index exposure, is unclear. Any recharacterization could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment techniques may be changed by regulation or otherwise.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions, as well as possible estate tax consequences of fund shareholdings by foreign persons. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

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UNDERWRITING

Subject to the terms and conditions stated in the Fund’s purchase agreement dated             , 2005, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
A.G. Edwards & Sons, Inc.
Advest, Inc.
Robert W. Baird & Co. Incorporated
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts, Incorporated
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

Total

The purchase agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Manager have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $             per common share. The sales load the Fund will pay of $1.125 per common share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per common share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, sales load and proceeds after estimated offering expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$25.00	$	$
Sales load	$1.125	$	$
Estimated offering expenses	$.05	$	$
Proceeds to the Fund	$23.825	$	$

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The expenses of the offering are estimated at $             and are payable by the Fund. The Fund has agreed to pay the underwriters $.0083 per common share as a partial reimbursement of expenses incurred in connection with the offering. This amount payable by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. The Manager has agreed to pay (i) the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceed $0.05 per common share and (ii) all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to                  additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table. If the overallotment option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $        , $        , $         and $        , respectively.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund’s common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or to sell any additional common shares for a period of 180 days after the date of this prospectus without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the provisions of the purchase agreement and certain transactions related to the Fund’s Dividend Reinvestment Plan.

Other Relationships

The Manager (and not the Fund) has also agreed to pay from its own assets a fee to Merrill Lynch quarterly at the annual rate of .15% of the Fund’s average weekly total managed assets, such fee to be paid during the continuance of the Investment Management Agreement and subject to the limitations below. The applicable agreement between Merrill Lynch and the Manager provides that Merrill Lynch will provide, as requested by the Manager, certain after-market services to the Manager designed to maintain the visibility of the Fund on an ongoing basis, provide relevant information, studies or reports regarding the Fund and the closed-end investment company

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industry and to consult the Manager with respect to applicable strategies designed to address market value discounts. The total amount of these additional compensation amounts paid to Merrill Lynch will not exceed             % of the price to the public of the common shares sold in this offering. In addition, the Manager (and not the Fund) has agreed to pay from its own assets to certain underwriters other than Merrill Lynch (each a “Qualifying Underwriter”) that meet certain sales targets established by the Manager (which may be waived or reduced in the discretion of the Manager) a quarterly fee at the annual rate of up to             % of the Fund’s average weekly total managed assets attributable to common shares (including a proportionate share of assets attributable to any Preferred Shares and other forms of leverage that may be outstanding) sold by such Qualifying Underwriters in this offering, such fees to be payable during the continuance of the Investment Management Agreement and subject to the limitations below. Such Qualifying Underwriters have agreed to provide certain after- market services to the Manager designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional compensation payments made to the Qualifying Underwriters will not exceed             % of the price to the public of the common shares sold in this offering. PIMCO has agreed to reimburse the Manager for a portion of the payments to the Qualifying Underwriters as follows: (a) from the period from the commencement of Fund operations through May 31, 2010, PIMCO will reimburse the Manager 65% of the fees payable to each Qualifying Underwriter; and (b) beginning June 1, 2010 and thereafter, PIMCO will reimburse the Manager for all fees payable to each Qualifying Underwriter (such that the Manager retains from its management fee, on an annual basis, .10% of the Fund’s average weekly total managed assets, after having paid PIMCO and the underwriters).

The total amount of the additional compensation payments to Merrill Lynch and the Qualifying Underwriters and the expense reimbursement of $.0083 per common share payable by the Fund to the underwriters will not exceed 4.5% of the total price to the public of the common shares sold in this offering. The sum total of all compensation to or reimbursement of underwriters in connection with the public offering of common shares, including sales load and all forms of additional compensation to the Qualifying Underwriters, will be limited to 9% of the total price to the public of the common shares sold in this offering, and such fees shall be considered underwriting compensation for the purposes of the applicable rules of the National Association of Securities Dealers, Inc.

The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund’s portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The common shares will be sold to ensure that the New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Custodian performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P, Fitch, or Dominion or, if unrated, judged by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P, Fitch, or Dominion, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s, S&P’s, Fitch’s, and Dominion’s rating categories applicable to debt securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above

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but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

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Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch, Inc.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

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DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality . Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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Dominion Bond Rating Service Limited

DBRS ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

DBRS Bond and Long Term Debt Rating Scale

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A: Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB: Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB: Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B: Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC, C: Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D: This category indicates Bonds in default of either interest or principal.

High, Low: “high” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

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DBRS Commercial Paper and Short Term Debt Rating Scale

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

Prime Credit Quality

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

Adequate Credit Quality

R-2 (high), R-2 (middle), R-2 (low): Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

Speculative

R-3 (high), R-3 (middle), R-3 (low): Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DBRS Preferred Share Rating Scale

Pfd-1: Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior

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bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2: Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3: Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4: Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5: Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

D: This category indicates preferred shares that are in arrears of paying either dividends or principal.

High, Low: “high” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category.

n: Non-Cumulative Risk. In the past several years, DBRS had designated all non-cumulative preferred shares as “low” to alert subscribers to the fact that non-cumulative shares have a higher risk of loss once dividend payments have been missed. In the future, “high” and “low” designations will be used on preferred share ratings to indicate the relative standing of a credit within a particular rating category, and we will no longer use “low” to alert holders to the non-cumulative nature of the shares. Rather, the “n” designation will be attached to all ratings for securities that are non-cumulative. The risk with non-cumulative securities is essentially no different than with cumulative securities unless there is a default situation, in which case, the non-cumulative shares have the added risk of missing dividend payments that have no potential of being made up in the future. However, non-cumulative shares do not have a higher risk of default than do equivalently ranking cumulative shares of the same issuer. We believe that the risk added under the non-cumulative covenant is a market risk and not a credit risk. This supports our view that the ratings on equally ranking cumulative and non-cumulative securities should be the same, with the “n” used to alert subscribers to the additional potential for missed dividend payments that exists with non-cumulative issues, if default should occur. After several years of using our present scale, our conclusion is that trying to provide all of this information with one rating symbol is confusing to the market. We believe that it is more valuable to our subscribers if the rating symbol simply provides our base evaluation of the credit, along with information that alerts the holder to any unique covenants that can add market risk.

y: Hybrid Instruments. While DBRS credit ratings are focused on providing a measure of the issuer’s ability to meet its obligations in a timely manner, there are situations where securities carry unique covenants that can add a variety of risks that are not captured in the DBRS rating. By definition, hybrids are instruments that

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combine certain characteristics of debt and equity and have been issued under various acronyms such as LYONS, PERCS, COPrS, TOPrS, PRYDES, MIDS and MIPS. In some cases, holders of these instruments have agreed that under set circumstances, the Company may repay certain obligations with more of the security or with another security, such as common equity. In other cases, the terms allow the Company to defer interest or dividend payments for a period of time. While these are obviously important considerations for the holder to understand, they normally do not cause any change in the likelihood of default and, as such, DBRS has chosen not to penalize the instrument for the special features associated with the hybrid. In order to alert hybrid holders of the unique factors inherent in the security, DBRS will attach the “y” appendage to the rating. Note that DBRS will not be adding the “y” to issues that simply have more normal soft retraction or conversion features.

m: Market Risk. DBRS ratings represent an evaluation which is based on only credit related factors and not market risk factors. The most obvious example of a market risk factor would be the potential impact that changing interest rates could have on a fixed pay security. While the absence of market risk considerations in DBRS credit ratings should be well understood by investors who use DBRS as part of their investment process, there are cases where DBRS desires to draw attention to market risk for a given security because the potential for volatility due to market risk factors greatly exceeds what would be considered normal. To accomplish this, DBRS attaches the letter “m” (market risk) to a rated security. Given the understanding that market risk is present in every investment decision, it is important to note that the absence of “m” does not indicate that there will be no volatility of returns related to non-credit factors. DBRS uses “m” only in cases where market risk is considered exceptionally high, or in cases where there are unusual circumstances.

p: The symbol “p” indicates that the report and rating rely on public information only.

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Until             , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                 Shares

PIMCO Global StocksPLUS® & Income Fund

Common Shares

$25.00 per Share

PROSPECTUS

Merrill Lynch & Co.

Citigroup

A.G. Edwards

Advest, Inc.

Robert W. Baird & Co.

H & R Block Financial Advisors, Inc.

Ferris, Baker Watts

Incorporated

RBC Capital Markets

Stifel, Nicolaus & Company

  Incorporated

Wedbush Morgan Securities

Wells Fargo Securities

                , 2005

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION – DATED MAY 24, 2005

PIMCO GLOBAL STOCKSPLUS & INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

                , 2005

PIMCO Global StocksPLUS & Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of beneficial interest of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated                  2005 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You also may obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                     , 2005.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares of the Fund will be approximately $              (or $                 if the Underwriters exercise the overallotment option in full) after payment or reimbursement of estimated offering costs. The Fund has agreed to pay the underwriters $.0083 per share as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” in the Prospectus. Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering.

Pending investment in securities and investments that meet the Fund’s investment objectives and policies, it is anticipated that the net proceeds of the offering will be invested in high grade, short-term securities, or in other derivative instruments designed to give the Fund exposure to the types of securities and markets in which the Fund will ordinarily invest while the Fund’s portfolio manager selects specific securities.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. The Fund’s portfolio manager, Pacific Investment Management Company LLC (“PIMCO”) manages the Fund’s portfolio. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

Investments in Equity Securities

The Fund may have exposure to or hold equity securities of small-cap and mid-cap issuers (in terms of market capitalization or otherwise) and in any industry or sector, though the Fund generally focuses its investments in companies with large market capitalizations. Because the Fund ordinarily will have substantial exposure to equity markets, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund or to which the Fund has exposure. The value of a company’s stock may fall as a result of factors relating directly to that company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Foreign (Non-U.S.) Securities

The Fund may invest some or all of its total assets in debt obligations of corporate and other foreign (non-U.S.) issuers, including obligations of foreign banks (see “—Bank Obligations”), foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities. The Fund also may invest without limit in debt securities denominated in foreign currencies (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates.

The foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

The Fund may also invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) or Global Depository Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

Emerging Market Securities

The Fund may invest up to 30% of its total assets in issuers tied to “emerging market” countries. An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries, but generally considers an emerging market country to be one that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its subsidiaries. PIMCO will emphasize emerging market countries with relatively low gross national product per capita and with the potential for rapid growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other factors PIMCO believes to be relevant. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Sovereign Debt

The Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency-denominated debt obligations and any hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Currency Transactions

The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “—Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund ordinarily does not intend to hedge its exposure to foreign currencies obtained through its use of derivatives relating to non-U.S. equities, but reserves the flexibility to do so depending upon market conditions and other factors.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its debt securities investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and PIMCO may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund’s custodian of assets determined to be liquid by PIMCO in accordance with procedures established by the Fund’s Trustees (the “Trustees” or the “Board”), and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Equity Index Call Options

As described in the Prospectus, PIMCO will implement the Index Option Strategy as defined in the Prospectus by “selling” or “writing” call options on U.S. equity indexes or on futures on U.S. equity indexes such that the underlying notional value of the index call option positions does not exceed the net U.S. equity exposure of the Fund. The Index Option Strategy is designed to generate gains from index option premiums.

Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the “strike price”) at or until a specified future date (the “expiration date”). The Fund will sell index options that are both “European style” and “American style.” “European style” options may be exercised only on the expiration date. “American style” options may be exercised at any time up to and including the expiration date. For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund expects that it will normally write options whose terms to expiration range from one month to one year, although the Fund may write options of both longer and shorter terms. The Fund will not write call options on individual equity securities, but may write options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment.

As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of index over the strike price on the expiration date.

If, at expiration, the purchaser exercises the index call option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PIMCO may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

Equity index call options differ from options on individual securities in that (i) the exercise of an index call option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index call options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

The Fund generally will write equity index call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money index call options are options with a strike price above the current cash value of the index and at-the-money index call options are options with a strike price approximately equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options potentially allow the Fund to benefit from limited appreciation in the Fund’s equity index positions up to the price level represented by the strike price. The Fund generally will write out-of-the-money equity index call options when the strike price is not more than 10% higher than the cash value of the index at the time of sale. The Fund reserves the flexibility to write equity index call options that are more or less out-of-the-money as it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to write equity index call options that are “in-the-money.” In-the-money equity index call options are options with a strike price below the current cash value of the index. The Fund may write in-the-money equity index call options if the strike price is not materially lower than the cash value of the index. When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index may rise above the strike price of the option), thereby increasing the likelihood that the options could be exercised and that the Fund could be forced to pay the amount of appreciation over the strike price of the option upon expiration.

In addition to writing call options, the Fund also may purchase put options on the S&P 500 Index. As the purchaser of a put option, the Fund pays a premium and has the right to receive a cash payment from the seller of the option in the event the contract value of the relevant index is below the exercise price of the put option. The Fund ordinarily would realize a gain from the put option position if (i) from the put option position, the value of the index upon the exercise of the option is below the exercise price of the put option such that the difference more than covers the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. PIMCO will cause the Fund to purchase put options in an effort to protect against significant market declines affecting the U.S. equity markets as measured by the S&P 500 Index. However, because the Fund generally will purchase put options that are “out-of-the-money,” the Fund will not be fully covered against any market decline. A put option is out-of-the-money when its exercise price is less than the cash value of the relevant market index or security. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund may write and purchase both listed and unlisted (“over-the counter”) options. Over-the-counter options are not originated and standardized by the OCC or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange). Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid both purchased over-the-counter options and positions being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with listed options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

Please see “Other Derivative Instruments – Options on Securities, Swap Agreements and Indexes” for other information regarding the Fund’s use of equity index options and other types of options.

Risks Associated with Index Call Options. There are various risks associated with the Fund’s Index Option Strategy. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. PIMCO will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the equity index derivatives and other securities held by the Fund. The Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of derivatives and other securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and also might result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and might adversely affect the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with listed options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index and the remaining time to the options’ expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options the Fund may write may be affected by options written by other investment advisory clients of the Manager, PIMCO or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose other sanctions.

Other Derivative Instruments

In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to the portfolio, for hedging purposes and as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund also may use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund’s custodian will segregate cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees in the amount of such additional consideration) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or if no closing price is available, at the mean between the last bid price and the last asked price.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon (“futures options”). The Fund also may purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by the Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. However, to the extent that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund, except with regard to credit default swaps, as described below, may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

High Yield Securities (“Junk Bonds”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

A general description of the ratings of securities by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“Dominion”) is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P, Fitch and Dominion represent their opinions as to the quality of the securities they rate.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. See “—Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “—Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the “GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions (see “Investment Restrictions”). In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals generally are completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid.”

Other Asset-Backed Securities. PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions for leverage, hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund may (but is not required to) segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund’s total assets (including any borrowings).

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Mortgage Dollar Rolls

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

Structured Notes and Other Hybrid Instruments

The Fund may invest in “structured” notes, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes for leverage, investment risk management purposes, such as to reduce the interest rate sensitivity of the Fund’s portfolio (and thereby decrease the Fund’s exposure to interest rate risk). Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Although structured instruments are not necessarily illiquid, the Manager believes that currently most structured instruments are illiquid.

The Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit Default Swaps

The Fund may enter into credit default swap contracts for hedging purposes or leverage. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk – that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest without limit in credit default swaps. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. PIMCO currently considers credit default swaps to be illiquid.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Senior Loans

The Fund may invest up to 30% of its total assets in “Senior Loans.” “Senior Loans” include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of or participations in a Senior Loan acquired in secondary markets. Loan interests may be acquired from U.S or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate (“LIBOR”)) plus a premium. Although Senior Loans typically are of below investment grade quality, they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and often are secured with collateral. A Senior Loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement likely would remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

The Fund may purchase Senior Loans by assignment or by participation. See “—Loan Participations and Assignments.”

From time to time, PIMCO and its affiliates may borrow money from various banks in connection with their business activities. Such banks also may sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks also may act as Agents for Senior Loans held by the Fund.

Lending Fees. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Senior Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Senior Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant that is not waived by the Agent, or by the lenders directly, as the case may be, normally is an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent normally is responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund generally will rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent typically is responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually notifies, but often is not obligated to notify, holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, PIMCO will perform such tasks on behalf of the Fund, although a collateral bank typically will hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent usually may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. Similar risks may arise in situations involving other intermediate participants.

Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund’s performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse effect on the Fund’s yield.

Bridge Financings. The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund also may invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Senior Loans. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be unsecured temporarily until the stock can be pledged or until the stock is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but instead were paid to other persons, such as shareholders of the borrower, in an amount that left the borrower insolvent or without sufficient working capital. There also are other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or if a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

In addition to Senior Loans, the Fund may invest in other fixed and floating rate loans issued by banks and other corporations, which may be in the form of assignments of portions of such loans or loan participations.

Loan Participations and Assignments

The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PIMCO’s research in an attempt to avoid situations in which fraud or misrepresentations could adversely affect the Fund.

In the case of loan participations in which a bank or other lending institution serves as a financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund shall treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of the Fund’s industry concentration policy set forth in paragraph (1) under “Investment Restrictions—Fundamental Investment Restriction” below.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Municipal Bonds

The Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by

PIMCO to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Corporate Bonds

The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund will invest in both U.S. dollar-denominated corporate bonds and bonds denominated in foreign currencies in accordance with the Fund’s investment objectives and policies as described in the Prospectus.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objectives and policies, including unrated commercial paper for which PIMCO has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Subject to the Fund’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” herein, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or to determine their current value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counter parties.

Event-Linked Bonds

The Fund may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. See “—Credit Default Swaps” herein for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein and in the Prospectus, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks —Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Trustees or persons acting at their direction. See “Net Asset Value” in the Prospectus.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. The Fund also may invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. PIMCO generally will evaluate these instruments based on their debt characteristics.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

Because of the conversion feature, the price of the convertible security normally will fluctuate in some proportion to changes in the price of the underlying asset, and therefore will be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities typically will cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See “—High Yield Securities (“Junk Bonds”).”

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and to convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund’s portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and often is obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in so-called “naked” short sales in which it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses could theoretically be unlimited.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Trustees, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Illiquid Securities

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Rule 144A Securities

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A

Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Trustees.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Manager, PIMCO or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief obtained from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Shareholders therefore would be subject to duplicative expenses to the extent that the Fund invests in other investment companies. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other financial instruments. In addition, the securities of other investment companies may be leveraged and may therefore be subject to leverage risks described in the Prospectus and herein. As described in the section of the Prospectus entitled “Risks–Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Securities Loans

Subject to the Fund’s “Investment Restrictions” listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by PIMCO to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and to obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund also may call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and also will reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Borrowing

Although the Fund does not currently intend to do so, the Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, and may from time to time borrow money to add leverage to the portfolio or for temporary administrative purposes.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing), is at least 300% of such principal amount. If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

As described in the Prospectus, the Fund also may enter into transactions that may give rise to a form of financial leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent that, immediately after entering into such a transaction, the Fund’s future commitments that it has not segregated liquid assets against or otherwise covered would exceed 38% of the Fund’s total assets. See “The Fund’s Investment Objectives and Strategies–Portfolio Contents and Other Information” and “Risks–Liquidity Risk” in the Prospectus.

As described above, the Fund will, under certain circumstances, cover its commitment under these instruments by the segregation of assets determined to be liquid by PIMCO in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations. In such cases, the instruments will not be considered “senior securities” under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances in which, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund also may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as “portfolio turnover.” PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations generally does not involve the payment of brokerage commissions, but involves indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which generally are taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, the maturities or expiration dates of which at the time of acquisition were one year or less.

Warrants to Purchase Securities

The Fund may invest in warrants to purchase debt securities. Debt securities with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional debt securities at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants generally would expire with no value.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its total assets in securities other than equity index derivative instruments and low duration, high quality debt securities, including high quality, short-term money market instruments and other debt securities. The Fund may not achieve its investment objective when it does so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1) Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5) Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing), is at least 300% of such principal amount.

To the extent that the Fund does not cover its commitment under a reverse repurchase agreement, dollar roll, credit default swap or other derivative instrument by the segregation of liquid assets equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations, such instrument will be treated as a senior security representing indebtedness (“borrowing”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the Securities and Exchange Commission.

Currently, under the 1940 Act, the Fund generally may not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to shares of the Fund, means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

For purposes of applying the Fund’s investment restrictions above, swap agreements generally are valued by the Fund at market value. However, in the case of credit default swaps sold by the Fund (i.e., when the Fund sells credit default protection), the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment restrictions may differ from the manner in which those investments are valued by other types of investors.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Trustees. Subject to the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust (as amended and restated, the “Declaration”), its Amended and Restated Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in Securities and Exchange Commission regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of each person listed below is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Disinterested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Connor Age 70	Trustee	Since April 18, 2005.	Trustee, Fixed Income SHares, Nicholas-Applegate Convertible & Income Fund, Nicholas Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate International & Premium Strategy Fund; Director, Municipal Advantage Fund, Inc.; Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney.	23	None

John J. Dalessandro II Age 66	Trustee	Since April 18, 2005.	Trustee, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund, PIMCO Municipal Income Fund, PIMCO	18	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
			California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, and Nicholas-Applegate International & Premium Strategy Fund and NFJ Dividend, Interest & Premium Strategy Fund. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

Hans W. Kertess Age 66	Trustee	Since April 18, 2005.	President, H. Kertess & Co.; Trustee, PIMCO Corporate Income Fund, PIMCO High Income Fund, Nicholas Applegate Convertible & Income Fund II, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate International & Premium Strategy Fund; Formerly, Managing Director and Consultant, Royal Bank of Canada Capital Markets.	18	None

Interested Trustees

Currently no Trustees are treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust”), the holders of the Common Shares (the “Common Shareholders”) of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel Age 40	President and Chief Executive Officer	Since inception.	Executive Vice President and Chief Administrative Officer, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer, PIMCO Advisors VIT (formerly OCC Accumulation Trust); President and Chief Executive Officer, Fixed Income SHares, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate International & Premium Strategy Fund.

Lawrence G. Altadonna Age 38	Treasurer; Principal Financial and Accounting Officer	Since inception.	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund,

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate International & Premium Strategy Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, PIMCO Advisors VIT (formerly OCC Accumulation Trust). Formerly, Director of Fund Administration, Prudential Investments.

Thomas J. Fuccillo Age 36	Secretary and Chief Legal Officer	Since inception	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund Inc., Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Newton B. Schott, Jr. 2187 Atlantic Street Stamford, CT 06902 Age 62	Vice President	Since inception.	Managing Director, Chief Administrative Officer, General Counsel and Secretary, Allianz Global Investors Distributors LLC; Managing Director, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds; Vice President, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate International & Premium Strategy Fund; Executive Vice President, Municipal Advantage Fund, Inc.

Youse Guia 888 San Clemente Drive, Suite 100 Newport Beach, CA 92660 Age 32	Chief Compliance Officer	Since April 18, 2005.	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc, Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Jennifer A. Patula Age 26	Assistant Secretary	Since April 18, 2005.	Fund Administrator, Allianz Global Investors of America, L.P., Assistant Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc. and PIMCO Advisors VIT.

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund
Brian S. Shlissel	See above.

Lawrence Altadonna	See above.

Newton B. Schott, Jr.	See above.

Youse Guia	See above.

Jennifer A. Patula	See above.

Committees of the Trustees

Audit Oversight Committee

The Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and PIMCO, and the entities in a control relationship with the Manager or PIMCO that provide services to the Fund when the engagement relates directly to the operations and financial reporting of the Fund. Messrs. Connor, Kertess and D’Alessandro, each of whom is a Disinterested Trustee, serve on this committee.

Nominating Committee

The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Trustees in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Trustees (the “Board”). Messrs. Connor and Kertess, each of whom is a Disinterested Trustee, serve on this committee.

Valuation Committee

The Fund has established a Valuation Committee, to which the Trustees have delegated the responsibility to determine or to cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determinations made pursuant to procedures approved by the Trustees, and makes related recommendations to the Trustees and assists the Trustees in resolving particular fair valuation and other valuation matters. Messrs. Connor and Kertess, each of whom is a Disinterested Trustee, serve on this committee.

Compensation Committee

The Compensation Committee meets as the Trustees deem necessary to review and to make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO. Messrs. Connor and Kertess, each of whom is a Disinterested Trustee, serve on this committee.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2004:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert E. Connor	None.	None.
John J. Dalessandro II	None.	None.
Hans W. Kertess	None.	None.

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2004:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Robert E. Connor	None.	N/A	N/A	N/A	N/A
John J. Dalessandro II	None.	N/A	N/A	N/A	N/A
Hans W. Kertess	None.	N/A	N/A	N/A	N/A

As of [                    ], 2005, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of [                    ], 2005, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding shares as of such date.

Shareholder	Number of Common Shares	Percentage of the Fund’s outstanding shares as of [__________], 2005
Allianz Global Investors of America L.P. 1345 Avenue of the Americas New York, New York 10105

COMPENSATION

Messrs. Connor, Kertess and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the “Municipal Funds”), Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, and Nicholas-Applegate International & Premium Strategy Fund, sixteen closed-end funds for which the Manager serves as investment manager and PIMCO or Nicholas-Applegate Capital

Management LLC, each an affiliate of the Manager, serves as portfolio manager. Mr. Connor also is a director or trustee, as the case may be, of one open-end investment company (comprising four separate investment portfolios) and one closed-end investment company advised by the Manager. As indicated above, certain of the officers of the Fund are affiliated with the Manager and/or with PIMCO.

The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and the Fund (together, the “Allianz Closed-End Funds”) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and their service on Board committees. For their service as Trustees of the Allianz Closed-End Funds, Messrs. Connor, Kertess and Dalessandro receive $25,000 for each joint meeting for the first four joint meetings in each year and $5,000 for each additional joint meeting in such year if the meetings are attended in person. Messrs. Connor, Kertess and Dalessandro receive $1,000 per joint meeting if the meetings are attended telephonically. For their services as members of various Audit Oversight Committees, Messrs. Connor, Kertess and Dalessandro each will receive $1,000, respectively, per meeting for each of the Allianz Closed-End Funds for which they serve as Trustee. Mr. Kertess receives $500 per fund for each of the Allianz Closed-End Funds for which he serves as Co-Chair of the Audit Oversight Committee. Trustees also will be reimbursed for meeting-related expenses. As Chairman of the Allianz Closed-End Funds, Mr. Connor receives $2,500 per fund per year.

Each Trustee’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Closed-End Funds for which such Trustee serves as Trustee based on such Fund’s relative net assets, including assets attributable to any preferred shares.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending March 31, 2006. For the calendar year ended December 31, 2004, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the “Fund Complex.” Each officer and Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO serves without any compensation from the Fund.

Name of Trustee	Estimated Compensation from the Fund for the Fiscal Year Ending March 31, 2006*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2004
Robert E. Connor	$4,000	N/A	N/A	$151,286
John J. Dalessandro II	$1,700	N/A	N/A	$121,539
Hans W. Kertess	$1,700	N/A	N/A	$131,705

*	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Allianz Closed-End Funds for which the particular Trustee serves.

The Fund has no employees. Its officers are compensated by the Manager and/or by PIMCO.

Codes of Ethics

The Fund, the Manager and PIMCO each have adopted a code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and PIMCO each have developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGER AND PORTFOLIO MANAGER

Investment Manager

The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund. The Manager is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company and the managing member, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of ADAM U.S. Holding LLC is

Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz’s address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee. The Executive Committee of Allianz is comprised of William S. Thompson, Jr. and David C. Flattum.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of March 31, 2005, the Manager had approximately $39.2 billion in assets under management. As of March 31, 2005, Allianz and its subsidiaries, including PIMCO, had approximately $552 billion in assets under management.

Allianz of America, Inc. (“AZOA”) has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz. Pursuant to this agreement, in any month subsequent to March 2004, Pacific Life and AZOA can put or call, respectively, all of the remaining Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of PIMCO over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz AG in turn owns Dresdner Bank AG. Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein and Dresdner Kleinwort Benson may be considered to be affiliated persons of the Manager and of PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent a Securities and Exchange Commission exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

The Manager, subject to the supervision of the Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained PIMCO to serve as the Fund’s portfolio manager.

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objective, policies and restrictions; provided that, so long as PIMCO serves as the portfolio manager for the Fund, the Manager’s obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 1.00% of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). All fees and expenses are accrued daily and are deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Manager or of the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders and its proportionate share of insurance premiums and professional association dues or assessments. The Fund also is responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Portfolio Manager

PIMCO serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the “Portfolio Management Agreement”) between PIMCO and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, PIMCO’s obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO’s services. For the period from the commencement of Fund operations through May 31, 2010 (i.e., roughly the first five years of Fund operations), the fee will be paid monthly at the annual rate of .5525% of the Fund’s average weekly total managed assets, provided, however, that the amounts payable for each month shall be reduced to reflect that PIMCO will bear 65% of the fees payable by the Manager to certain underwriters (other than Merrill Lynch) for such month as described under “Underwriting” in the Prospectus. Beginning June 1, 2010 and thereafter, the Manager will pay a monthly fee to PIMCO at the annual rate of .75% of the Fund’s average daily total managed assets, provided, however, that the amounts payable for each month shall be reduced by the amount of all fees payable by the Manager to certain underwriters (other than Merrill Lynch) for such month as described under “Underwriting” in the Prospectus (such that the Manager retains from its management fee, on an annual basis, .10% of the Fund’s average weekly total managed assets, after having paid PIMCO and the underwriters).

Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The membership interests of PIMCO as of December 1, 2004 were held 85% by Allianz and 15% by the managing directors and certain other employees of PIMCO. As of March 31, 2005, PIMCO had approximately $464 billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Other Accounts Managed

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2005: (i) the fund(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Mr. Ivascyn	1	212.4	1	91.2	5	3,428.6

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (in millions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (in millions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (in millions)
Mr. Ivascyn	0	N/A	0	N/A	0	N/A

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts also might have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market effect of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO also has adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and to reward performance, integrity and teamwork consistent with PIMCO’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary and a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGIA”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGIA’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

Allianz Transaction Related Compensation. From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and that is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

The Fund has not commenced operations as of the date of this Statement of Additional Information. Thus, no securities ownership information is available.

Certain Terms of the Investment Management and Portfolio Management Agreements

The Investment Management Agreement and the Portfolio Management Agreement each were approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Manager or of PIMCO). The Investment Management Agreement and the Portfolio Management Agreement each will continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager, PIMCO or the Fund, and (ii) either the vote of a majority of the Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and the Portfolio Management Agreement automatically terminates upon assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Manager to PIMCO or by PIMCO to the Manager, or by the Fund at any time by notice to the Manager and to PIMCO.

The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Basis for Approval of the Investment Management and Portfolio Management Agreements

[In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and from PIMCO and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See “Management of the Fund” in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and at PIMCO were appropriate to fulfill effectively the duties of the Manager and of PIMCO on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and of PIMCO, their financial resources and their professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

The Trustees received information concerning the investment philosophy and investment process to be applied by PIMCO in managing the Fund. In this connection, the Trustees considered PIMCO’s in-house research capabilities as well as other resources available to PIMCO’s personnel, including research services available to PIMCO as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

The Trustees considered the scope of the services provided by the Manager and by PIMCO to the Fund under the Investment Management Agreement and the Portfolio Management Agreement, respectively, relative to services provided by third parties to other funds. The Trustees noted that the Manager’s and PIMCO’s standard of care was comparable to that found in most investment company advisory agreements. See “—Certain Terms of the Investment Management and Portfolio Management Agreements.” The Trustees concluded that the scope of the Manager’s and of PIMCO’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services to be provided by the Manager and by PIMCO to the Fund. The Trustees also evaluated the procedures of the Manager and of PIMCO designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see “Management of the Fund—Codes of Ethics”), the procedures by which PIMCO allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of PIMCO in these matters. The Trustees also received information concerning standards of the Manager and of PIMCO with respect to the execution of portfolio transactions. See “Portfolio Transactions.”

In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and the possible economies of scale to the Manager. The Trustees evaluated the Manager’s profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be “excessive.” In evaluating the Fund’s advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.]

Proxy Voting Policies

The Fund and its Trustees have delegated to the Manager, and the Manager has in turn delegated to PIMCO, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with PIMCO’s proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by PIMCO on behalf of the Fund, including procedures to be used when a vote represents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies”).

Information regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period will be made available without charge at the Fund’s website at http://www.allianzinvestors.com/misc/ProxyPolicy09082003.jsp or on the website of the Securities and Exchange Commission at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Manager and of PIMCO are made with a view to achieving their respective investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other clients served by the Manager and by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or by PIMCO, as applicable. The Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that the Manager or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

There generally is no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally include the payment of fixed brokerage commissions, which generally are higher than those in the United States.

Subject to the supervision of the Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Subject to the supervision of the Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund’s portfolio transactions. PIMCO also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction.

PIMCO may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other PIMCO clients and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the National Association of Securities Dealers, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Fund may use broker-dealers that are affiliates, that are affiliates of affiliates or that have affiliates that are affiliates, of the Fund, the Manager and/or PIMCO, subject to certain restrictions discussed above under “Investment Manager and Portfolio Manager—Investment Manager.”

References to PIMCO in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund’s portfolio investments.

DISTRIBUTIONS

As described in the Prospectus, the Fund intends to make monthly cash distributions to Common Shareholders at a rate based upon the past and projected performance of the Fund. The dividend rate in respect of the Fund’s net investment income, if any, will vary depending on a number of factors, including the rate of interest received on the Fund’s investments in debt securities, which will be affected by fluctuations in market interest rates and other factors, and the success of the Fund’s interest rate derivative strategies. The net income of the Fund consists of all income paid or accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. In addition, on an annual basis, the Fund intends to distribute to you your pro rata share of any available net capital gain. Your initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days from the completion of the Fund’s Common Share offering. Although it does not now intend to do so, the Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income.

DESCRIPTION OF SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Fund will apply for the listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Although it has no present intention to do so, net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Common Shares; Conversion to Open-End Fund” and the Prospectus under “Leverage and Borrowings” and “Description of Shares—Common Shares.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Trustees in this manner could delay for an additional year the replacement of a majority of the Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Amended and Restated Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Trustees have determined that the voting requirements described above, which generally are greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Amended and Restated Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the Securities and Exchange Commission.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASES OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company frequently may trade at prices lower than net asset value. The Fund’s Trustees regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Trustees may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Trustees also may from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares voting together as a single class in order to authorize a conversion.

If the Fund converted to an open-end company, the Fund’s Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist. In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard for the dividends-paid deduction) and net tax-exempt interest (if any), and may distribute its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). The Fund may also retain for investment its net capital gain. If the Fund does retain any investment company taxable income (computed without regard for the dividends-paid deduction), it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it also will be subject to tax at regular corporate rates on the amount retained but may designate the retained amount as undistributed capital gains in a notice to its shareholders who, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Common Shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A substantial part of the Fund’s distributions will consist of investment income from global debt investments, interest rate swaps, and other derivative strategies, and thus will be taxed as ordinary income. Any capital losses generated by the Fund cannot be used to offset such income. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned its Common Shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain qualified foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements with respect to qualified dividend income. Fund dividends representing distributions of gains from derivatives (including options, futures, options on futures, and swaps), gains from index option premiums, interest income, and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. (However, a portion of the Fund’s gains, if any, from index option premiums will be taxable at reduced rates as long-term capital gains.) In light of this, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional Common Shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in Common Shares will be treated as having received a dividend equal to either (i) the fair market value of the new Common Shares issued to the shareholder, or (ii) if the Common Shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. Any gain resulting from the sale or exchange of Common Shares generally will be taxable as capital gains.

The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund’s distributions will so qualify.

Return of Capital Distributions

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income, if any) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Common Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Common Shares. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

Dividends and distributions on Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Redemption of Common Shares

The sale, exchange or redemption of Common Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Common Shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund may make offer to repurchase its Common Shares. Shareholders who tender or participate in the repurchase of Common Shares by the Fund all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all of its Common Shares are accepted for repurchase by the Fund, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

Options, Futures, Forward Contracts and Swap Agreements

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Call option premiums received by the Fund on most equity index call options will be subject to mark-to-market treatment and gains will be recognized based on the fair market value on October 31 and at the end of the Fund’s taxable year (January 31) (or if the option is disposed of, upon disposition). Under mark-to-market, 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term gains or losses. Any such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss, unless the option is actually exercised (i.e., does not lapse and is not cancelled pursuant to a closing transaction) after the Fund has met the one-year holding period for the underlying stock; consequently, distributions of such premiums will generally be taxable to the shareholders as ordinary income.

Call options that are considered “covered” for federal income tax purposes—that is, options on indexes or other products that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund’s risk of loss in either position under IRS regulations—and other devices used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the federal income tax straddle rules. In general, such covered call options that are out-of-the- money constitute “qualified covered call options” and are generally excepted from the straddle rules. For qualified covered call options, however, the holding period for the offsetting property is calculated without regard to the time when the options are outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute “qualified dividend income” may not satisfy the holding period requirements and therefore may be taxed as ordinary gain.

Call options puts purchased for stocks that the Fund owns and other devices employed by the Fund that are considered for tax purposes to substantially diminish its risk of loss in offsetting positions in “substantially similar or related property” (as defined in section 1092 of the Code) are treated as straddles. The straddle rules require that certain losses be deferred. In addition, the holding period for positions considered part of a straddle will generally not begin until after the offsetting position is no longer outstanding. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under “— Return of Capital Distributions.” If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount and Payment-in-Kind Securities

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities

The Fund may invest in debt obligations, including Senior Loans, that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

The Fund may invest in REITs that invest in residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Under current law, if a charitable remainder trust realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or knowingly to invest in REITS that invest in residual interests in REMICs.

Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

Foreign Currency Transactions

Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund’s book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because the Fund may not pass through its foreign taxes to shareholders, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the return the Fund earns on its foreign equity index derivatives will be reduced because the dividends reflected in the return thereon are reduced by foreign withholding taxes, for which neither the Fund nor shareholders receive any credit or deduction.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Common Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund before January 1, 2008, provided it reasonably is able to make the proper designation, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as certain REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a regulated investment company that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. See Appendix A for additional performance related, comparative and other information.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Custodian performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings to the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

PIMCO Global StocksPLUS & Income Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of PIMCO Global StocksPLUS & Income Fund (the “Fund”) at May 18, 2005 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 19, 2005

FINANCIAL STATEMENTS

PIMCO Global StocksPLUS & Income Fund

Statement of Net Assets

May 18, 2005

Assets:
Cash	$100,012

Net Assets	100,012

Net Assets (4,189 shares of $0.00001 par value shares of beneficial interest issued and outstanding; unlimited shares authorized)	$100,012

Net asset value per share	$23.875

Notes to Statement of Net Assets:

1. Organization

PIMCO Global StocksPLUS & Income Fund (the “Fund”) was organized as a Massachusetts business trust on February 16, 2005. The Fund has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Global Investors of America, L.P. (“Allianz Global”) of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager, and is an indirect wholly-owned subsidiary of Allianz Global and an indirect, majority-owned subsidiary of Allianz AG, a publicly traded German insurance and financial services company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) has agreed to pay the Fund’s organizational expenses of approximately $21,000 as well as the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.0083 per share) exceeds $0.05 per common share issued. The Fund’s offering costs are estimated to be $850,000 assuming 12,000,000 shares of beneficial interest are sold in the Fund’s initial offering. Offering costs will be charged to paid-in capital at the time such shares of beneficial interest are issued. The actual number of shares that are sold in the initial public offering, and associated offering costs, may differ significantly from the above estimates.

2. Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

3. Investment Manager and Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has retained its affiliate, Pacific Management Investment Company LLC (the Sub-Adviser”) to manage the Fund’s investments. The Investment Manager (and not the Fund) will pay a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

APPENDIX A

PERFORMANCE RELATED,

COMPARATIVE AND OTHER INFORMATION

The Fund, the Manager and/or PIMCO may disclose in its statutory prospectus information concerning the performance of the Manager and/or PIMCO as adviser to clients other than the Fund. The Manager and/or PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Manager or PIMCO, should be considered in light of the Fund’s investment objective and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indices.

[ADDITIONAL INFORMATION TO BE TO BE ADDED BY AMENDMENT.]

A-1

APPENDIX B

PROXY VOTING POLICIES

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).1 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients. 2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.3

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.4

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

[1]	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[2]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

[3]	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[4]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[5]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that

[5]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO’s Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

*    *    *    *    *

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are included as part of the Statement of Additional Information.

2.	Exhibits:

a.1	Amended and Restated Agreement and Declaration of Trust of Registrant dated, March 23, 2005(1).

a.2	Second Amended and Restated Agreement and Declaration of Trust, dated April 27, 2005(2).

b.1	Amended and Restated Bylaws of Registrant, dated March 23, 2005(1).

b.2	Second Amended and Restated Bylaws of Registrant, dated April 27, 2005(2).

b.3	Third Amended and Restated Bylaws of Registrant, dated May 20, 2005, filed herewith.

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust, filed herewith.

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Third Amended and Restated Bylaws of Registrant, filed herewith.

d.3	Form of Share Certificate of the Common Shares, filed herewith.

e.	Terms and Conditions of Dividend Reinvestment Plan, filed herewith.

f.	None.

g.1	Form of Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC, filed herewith.

g.2	Form of Portfolio Management Agreement among the Registrant, Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC, filed herewith.

h.1	Form of Purchase Agreement, filed herewith.

h.2	Form of Master Selected Dealer Agreement, filed herewith.

h.3	Form of Master Agreement Among Underwriters, filed herewith.

h.4	Form of Additional Compensation Agreement, filed herewith.

i.	None.

j.	Form of Custodian Agreement between Registrant and State Street Bank and Trust Company, filed herewith.

k.1	Form of Transfer Agency Services Agreement between Registrant and PFPC Inc., filed herewith.

k.2	Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Allianz Global Investors Fund Management LLC, filed herewith.

l.	Opinion and consent of Ropes & Gray LLP, filed herewith.

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm, filed herewith.

o.	None.

p.	Subscription Agreement of Allianz Global Investors of America L.P. dated May 18, 2005, filed herewith.

q.	None.

r.1	Code of Ethics of Registrant dated January 7, 2005, as amended May 16, 2005, filed herewith.

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC, filed herewith.

r.3	Code of Ethics of Pacific Investment Management Company LLC, filed herewith.

s.1	Power of attorney for Mr. Connor(2).

s.2	Power of attorney for Mr. Dalessandro(2).

s.3	Power of attorney for Mr. Kertess(2).

s.4	Power of attorney for Messrs. Fuccillo, Shlissel, Altadonna and Schott(2).

(1) Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, file no. 333-123552, filed March 24, 2005.

(2) Incorporated by reference to Pre-Effective Amendment no. 1 to the Registrant’s Initial Registration Statement on Form N-2, file no. 333-123552, filed April 28, 2005.

Item 26:	Marketing Arrangements

See Sections 6, 7 and 10 of Exhibit h.1 of Item 25 of this Registration Statement and Sections 7, 8 and 20 of Exhibit h.2 of Item 25 of this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$32,368
National Association of Securities Dealers, Inc. Fees	23,000
Underwriters’ partial reimbursement	91,300
Printing and engraving expenses	250,000
Legal fees	325,000
New York Stock Exchange listing fees	30,000
Accounting expenses	18,000
Transfer Agent fees	3,000
Marketing expenses	75,000
Miscellaneous expenses	2,332

Total	$850,000

Item 28:	Persons Controlled by or under Common Control with the Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At May 23, 2005

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	1

Item 30:	Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Second Amended and Restated Agreement and Declaration of Trust, its Second Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Descriptions of the business of Allianz Global Investors Fund Management LLC, the Registrant’s investment manager, and Pacific Investment Management Company LLC, the Registrant’s portfolio manager, are set forth under the captions “Investment Manager” and “Portfolio Manager” under “Management of the Fund” in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC.

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Name	Position with Advisor	Other Connections
Larry Altadonna	Senior Vice President	Vice President, OpCap Advisors LLC

Andrew Bocko	Senior Vice President and Director of IT	Senior Vice President, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Global Investors of America L.P.

Cindy Columbo	Vice President

Derek Hayes	Senior Vice President

Renee W. Hui	Assistant Vice President

Steve Jobe	Senior Vice President

Marilou S. Kruse	Assistant Vice President

Alan Kwan	Vice President

John C. Maney	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer, Allianz Global Investors of America L.P., Chief Financial Officer, Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PA Managed Accounts LLC, PA CD Distributors LLC, PEA Capital LLC, PA Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc. and Value Advisors LLC

Colleen Martin	Vice President and Controller

Andrew Meyers	Managing Director and Chief Operating Officer

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Controller, Allianz Global Investors of America L.P., Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PA Managed Accounts LLC, PA CD Distributors LLC, PEA Capital LLC,

Name	Position with Advisor	Other Connections
PEA Partners LLC, PA Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc.

Francis C. Poli	Executive Vice President, Chief Legal Officer Director of Compliance and Assistant Secretary	Chief Legal and Compliance Officer, Allianz Global Investors of America L.P., Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, PA Retail Holdings LLC, PA Managed Accounts LLC, PA CD Distributors LLC, PEA Capital Advisors LLC

Daisy S. Ramraj-Singh	Assistant Vice President

Bob Rokose	Vice President and Assistant Controller

Newton B. Schott, Jr.	Managing Director, General Counsel and Secretary	Vice President, PA Managed Accounts LLC, Executive Vice President, Chief Legal Officer and Secretary, PA Advertising Agency Inc., Managing Director, Executive Vice President, General Counsel and Secretary, Allianz Global Investors Distributors LLC

Brian S. Shlissel	Executive Vice President	Senior Vice President and Treasurer, OpCap Advisors LLC

Stewart A. Smith	Vice President and Assistant Secretary	Secretary, Allianz Global Investors of America L.P., Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., PA Retail Holdings LLC, PA Managed Accounts LLC, PA CD Distributors LLC and PEA Capital LLC, Assistant Secretary, Oppenheimer Capital LLC, OpCap Advisors and OCC Distributors LLC

James G. Ward	Executive Vice President and Director of Human Resources	Executive Vice President, Allianz Global Investors of America L.P., Director of Human Resources, Allianz Asset Management U.S. Equities LLC, Allianz Global Investors Distributors LLC

Pacific Investment Management Company LLC

(“PIMCO”)

840 Newport Center Drive, Suite 300

Newport Beach, CA 92660

Name	Business and Other Connections
Arnold, Tammie J.	Managing Director, PIMCO

Asay, Michael R.	Executive Vice President, PIMCO

Baker, Brian P.	Executive Vice President, PIMCO

Beaumont, Stephen P.	Executive Vice President, PIMCO

Benz, William R. II	Managing Director, PIMCO

Bhansali, Vineer	Executive Vice President, PIMCO

Bishop, Gregory A.	Executive Vice President, PIMCO

Brynjolfsson, John B.	Managing Director, PIMCO

Burns, R. Wesley	Managing Director, PIMCO; President and Trustee of PIMCO Funds and PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited

Callin, Sabrina C.	Executive Vice President, PIMCO

Cupps, Wendy W.	Managing Director, PIMCO

Dialynas, Chris P.	Managing Director, PIMCO

El-Erian, Mohamed A.	Managing Director, PIMCO

Gross, William H.	Managing Director, Executive Committee Member and Compensation Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of PIMCO Funds and PIMCO Variable Insurance Trust

Hally, Gordon C.	Executive Vice President, PIMCO

Hardaway, John P.	Executive Vice President, PIMCO

Hamalainen, Pasi M.	Managing Director, PIMCO

Harris, Brent R.	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of PIMCO Funds and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Managing Director, PIMCO Specialty Markets LLC

Hodge, Douglas M.	Managing Director, PIMCO; Director, PIMCO JAPAN LTD

Holloway, Dwight F.	Executive Vice President, PIMCO

Hudoff, Mark T.	Executive Vice President, PIMCO

Holden, Brent L.	Managing Director and Executive Committee Member, PIMCO

Isberg, Margaret E.	Managing Director, PIMCO; Senior Vice President of PIMCO Funds

Ivascyn, Daniel J.	Executive Vice President, PIMCO

Jacobs, Lew W.	Executive Vice President, PIMCO

Keller, James M.	Managing Director, PIMCO

Kennedy, Raymond G.	Managing Director, PIMCO

Kiesel, Mark	Executive Vice President, PIMCO

Loftus, John S.	Managing Director, PIMCO; Senior Vice President of PIMCO Funds; Vice President and Assistant Secretary, StocksPLUS Management, Inc.

Lown, David C.	Executive Vice President, PIMCO

Maney, John C.	Chief Financial Officer, PIMCO

Mariappa, Sudesh N.	Managing Director, PIMCO

Masanao, Tomoya	Executive Vice President, PIMCO

Mather, Scott A.	Managing Director, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

Akinori Matsui	Executive Vice President, PIMCO

McCray, Mark V.	Executive Vice President, PIMCO

McCulley, Paul A.	Managing Director, PIMCO

McDevitt, Joseph E.	Managing Director, PIMCO; Director and Chief Executive Officer, PIMCO Europe Ltd

Meiling, Dean S.	Managing Director, PIMCO

Mewbourne, Curtis A.	Executive Vice President, PIMCO

Moll, Johnathan D.	Executive Vice President, PIMCO

Monson, Kristen S.	Executive Vice President, PIMCO

Muzzy, James F.	Managing Director and Compensation Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Vice President of PIMCO Funds; Director, PIMCO Europe Ltd., PIMCO JAPAN LTD., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd.

Otterbein, Thomas J.	Executive Vice President, PIMCO

Palghat, Kumar N.	Executive Vice President, PIMCO

Paulson, Bradley W.	Executive Vice President, PIMCO

Phansalkar, Mohan V.	Managing Director, Secretary and Chief Legal Officer, PIMCO; Vice President and Secretary, StocksPLUS Management, Inc.

Phillip, Elizabeth M.	Executive Vice President, PIMCO

Podlich, William F.	Managing Director, PIMCO

Mark J. Porterfield	Executive Vice President, PIMCO

Powers, William C.	Managing Director and Executive Committee Member, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

Ravano, Emanuele	Executive Vice President, PIMCO

Roncy, Scott L.	Executive Vice President, PIMCO

Ruthen, Seth R.	Executive Vice President, PIMCO

Sargent, Jeffrey M.	Executive Vice President, PIMCO

Schucking, Ivor	Executive Vice President, PIMCO

Schmider, Ernest L.	Managing Director, PIMCO

Seliga, Denise C.	Executive Vice President and Chief Compliance Officer, PIMCO

Simon, W. Scott	Managing Director, PIMCO

Takano, Makoto	Executive Vice President, PIMCO

Thompson, William S.	Managing Director, Chief Executive Officer, Executive Committee Member and Compensation Committee Member, PIMCO; Director and President, StocksPLUS Management, Inc.; Senior Vice President of PIMCO Variable Insurance Trust; Vice President of PIMCO Funds and PIMCO Commercial Mortgage Securities Trust, Inc.

Richard E. Tyson	Executive Vice President, PIMCO

Weil, Richard M.	Managing Director, Chief Operating Officer and Executive Committee Member, PIMCO

Wilson, John F.	Executive Vice President, PIMCO

Wilson, Susan L.	Executive Vice President, PIMCO

Wood, George H.	Executive Vice President, PIMCO

Wyman, Charles C.	Executive Vice President, PIMCO

David Young	Executive Vice President, PIMCO

Zhu, Changhong	Managing Director, PIMCO

Item 32:	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. The Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Notice

A copy of the Agreement and Declaration of Trust of PIMCO Global StocksPLUS & Income Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 24th day of May, 2005.

PIMCO Global StocksPLUS & Income Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Brian S. Shlissel Brian S. Shlissel	President and Chief Executive Officer	May 24, 2005

/s/ Lawrence G. Altadonna Lawrence G. Altadonna	Treasurer and Principal Financial and Accounting Officer	May 24, 2005

Robert E. Connor*	Trustee	May 24, 2005

John J. Dalessandro II*	Trustee	May 24, 2005

Hans W. Kertess*	Trustee	May 24, 2005

*By:	/s/ Brian S. Shlissel
Brian S. Shlissel Attorney-in-Fact

Date:	May 24, 2005

INDEX TO EXHIBITS

Exhibit	Exhibit Name

b.3	Third Amended and Restated Bylaws.

d.1	Article III and Article V of the Second Amended and Restated Agreement and Declaration of Trust.

d.2	Article 10 of the Third Amended and Restated Bylaws

d.3	Form of Share Certificate.

e	Terms and Conditions of Dividend Reinvestment Plan.

g.1	Form of Investment Management Agreement.

g.2	Form of Portfolio Management Agreement

h.1	Form of Purchase Agreement

h.2	Form of Master Selected Dealer Agreement.

h.3	Form of Master Agreement Among Underwriters.

h.4	Form of Additional Compensation Agreement.

j	Form of Custodian Agreement.

k.1	Form of Transfer Agency Services Agreement.

k.2	Form of Organizational and Offering Expenses Reimbursement Agreement.

l	Opinion and Consent of Ropes & Gray LLP

n	Consent of Independent Registered Public Accounting Firm

p.	Subscription Agreement.

r.1	Code of Ethics of Registrant.

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC.

r.3	Code of Ethics of Pacific Investment Management Company LLC.